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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2010 through October 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                  Pioneer Floating
                  Rate Fund
--------------------------------------------------------------------------------
                  Annual Report | October 31, 2011
--------------------------------------------------------------------------------

                  Ticker Symbols:
                  Class A FLARX
                  Class C FLCRX
                  Class Y FLYRX
                  Class Z FLZRX



                 [LOGO] PIONEER
                        Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2
Portfolio Management Discussion                                             4
Portfolio Summary                                                           7
Prices and Distributions                                                    8
Performance Update                                                          9
Comparing Ongoing Fund Expenses                                            13
Schedule of Investments                                                    15
Financial Statements                                                       37
Notes to Financial Statements                                              45
Report of Independent Registered Public Accounting Firm                    54
Trustees, Officers and Service Providers                                   56


                      Pioneer Floating Rate Fund | Annual Report | 10/31/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Floating Rate Fund | Annual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Floating Rate Fund | Annual Report | 10/31/11    3

Portfolio Management Discussion | 10/31/11

Floating-rate bank loans produced generally positive performance during the 12 months ended October 31, 2011, although they felt the effects of an increasingly volatile market environment as investors' attitudes about credit-sensitive investments kept changing in reaction to a variety of events. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Fund during the 12 months ended October 31, 2011. Mr. Sharkey, vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the 12 months ended October 31, 2011?

A Over the 12 months ended October 31, 2011, Pioneer Floating Rate Fund Class A shares returned 2.98% at net asset value, while the Fund's benchmark, the Barclays Capital High Yield Loans Performing Index (the Barclays Index), returned 2.70%. During the same period, the average return of the 115 mutual funds in Lipper's Loan Participation Funds category was 2.58%. On October 31, 2011, the 30-day standardized SEC yield of the Fund's Class A shares was 3.77%, with and without fees waived.

Q How would you describe the investment environment for floating-rate securities during the 12 months ended October 31, 2011?

A Floating-rate bank loans performed very well, as did other credit-sensitive investments, early in the Fund's fiscal year amid general confidence in the growth of the economy and in the financial health of corporations. Also helping the cause were the effects of the Federal Reserve Board's (the Fed's) purchases of securities on the open market, which led to a greater investor appetite for risk.

   The supportive environment changed abruptly, however, in August 2011. Concerns about sovereign-debt problems in Europe and worries about new economic data indicating a slowing of growth trends in the U.S. combined to affect all securities that investors perceived as carrying credit risk. High-yield bond portfolios, which had been influential buyers of bank loan investments, started reducing their investments in loans as they experienced outflows of money from their own investors. Bank loans generally declined in value as the sell-off occurred, but lower-rated loans were most affected by the slump. Not helping the situation was the Fed's signaling its intention to keep short-term interest rates low at least until mid-2013. The development discouraged those who had invested in floating-rate loans in hopes that interest rates soon would start rising and the loans' yields would increase. As some investors sold their bank loan positions, the average price of bank


4    Pioneer Floating Rate Fund | Annual Report | 10/31/11
   loans declined, although not nearly as severely as they had during the credit decline in 2008, when there was a forced unwinding of portfolios that had used leverage and the average bid prices of loans fell to $63. Bid prices dropped to only $91 in August 2011, which provided evidence that much of the leverage has, in fact, left the system.

   Investment sentiment changed again and bank loans started recovering in value in September and October 2011, as investors again recognized the values in the asset class, especially in light of generally healthy corporate earnings reports and a very low default rate for bank loans. For example, the actual default rate for bank loans at the end of August 2011 was just 1.05%, but the prices of bank loans carried an implied default rate of 16%, based on historical trends. Investors recognized the opportunity.

Q What types of investments most influenced the Fund's performance over the 12 months ended October 31, 2011?

A The Fund emphasized better-quality, higher-rated bank loans throughout the fiscal year ended October 31, 2011, and the up-in-quality bias was the major driver of the Fund's benchmark-relative outperformance. The higher quality of the loans in the Fund's portfolio, coupled with exposures to catastrophe-linked bonds and municipal bonds (both held up well in the sell-off), gave the Fund added liquidity and nimbleness during periods of market stress.

   Individual investments that performed particularly well for the Fund during the 12-month period included bank loans to Federated Mogul, an auto parts supplier, and to Targus Information, a producer of security software that announced it was being acquired by a larger corporation.

   Although the Fund did not have investments in any loans that defaulted on debt payments, several investments in the portfolio produced disappointing returns. The disappointments included loans to Sun Health Care Group, a long-term health care provider that was affected by changes in government reimbursement formulas; R.H. Donnelley Publishing, whose telephone directory printing business was hurt both by weak economic growth and long-term secular trends; and Sevan Marine, a manufacturer of offshore oil drilling platforms that was in the process of restructuring its debt.

Q  What is your investment outlook?

A We expect the economy to continue to expand, but at a relatively modest rate. At a time when loan default rates remain low and corporations generally have shown good profit growth, we believe this should be a solid period for bank loans, especially given their lower prices as of period end -- a result of the August sell-off. Current loan spreads are more than compensating for the anticipated default rate, and we expect that bank loan investments should


                      Pioneer Floating Rate Fund | Annual Report | 10/31/11    5
   continue to produce their promised income. In addition, the supply/demand ratio for bank loan investments appears to be in balance.

   Against this backdrop, we intend to continue to emphasize higher-quality bank loans in the Fund's portfolio. Although several "covenant-lite" loans have recently come into the market, we plan to continue to de-emphasize them, unless they have ample recovery valuations. (Covenant-lite loans are loans that offer relatively fewer protections for investors, compared with other types of loans.)

   We think that the overall outlook for bank loans is positive and that investors are receiving solid, risk-adjusted coupons as they wait for interest rates to eventually go up as the result of either increased inflation, or a change in Fed policy.


Please refer to the Schedule of Investments on pages 15-36 for a full listing of Fund securities.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


6    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Portfolio Summary | 10/31/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Floating Rate Loan Interests     93.7%
U.S. Corporate Bonds                     3.8%
Asset Backed Securities                  1.0%
Collateralized Mortgage Obligations      0.9%
Convertible Corporate Bonds              0.5%
U.S. Common Stocks                       0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Commercial Paper                       1.3%
A & Higher                             1.5%
BBB                                    4.2%
BB                                    49.2%
B                                     37.9%
Not Rated                              5.9%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Chrysler Group LLC, Tranche B Term Loan, 4/28/17                       1.02%
--------------------------------------------------------------------------------
 2. CPG International I, Inc., Term Loan, 1/26/17                          0.96
--------------------------------------------------------------------------------
 3. Grifols, Inc., U.S. Tranche B Term Loan, 6/4/16                        0.86
--------------------------------------------------------------------------------
 4. Interactive Data Corp., Term B Loan, 1/31/18                           0.78
--------------------------------------------------------------------------------
 5. Frac Tech Services LLC, Term Loan, 4/19/16                             0.78
--------------------------------------------------------------------------------
 6. Freescale Semiconductor, Inc., Extended Maturity Term Loan, 12/1/16    0.77
--------------------------------------------------------------------------------
 7. Protection One, Inc., Term Loan, 6/4/16                                0.76
--------------------------------------------------------------------------------
 8. Fairmount Minerals, Ltd., Tranche B Term Loan, 3/1/17                  0.76
--------------------------------------------------------------------------------
 9. Swift Transportation Co. LLC, Term Loan, 11/22/16                      0.75
--------------------------------------------------------------------------------
10. Tasc, Inc., New Tranche B Term Loan, 4/25/15                           0.74
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                      Pioneer Floating Rate Fund | Annual Report | 10/31/11    7

Prices and Distributions | 10/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       10/31/11                   10/31/10
--------------------------------------------------------------------------------
          A                          $6.77                      $6.87
--------------------------------------------------------------------------------
          C                          $6.78                      $6.87
--------------------------------------------------------------------------------
          Y                          $6.78                      $6.89
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       10/31/11                    8/8/11
--------------------------------------------------------------------------------
          Z                          $6.80                      $6.81
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment           Short-Term          Long-Term
     Class               Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A                $0.3030                  $--                $--
--------------------------------------------------------------------------------
       C                $0.2494                  $--                $--
--------------------------------------------------------------------------------
       Y                $0.3220                  $--                $--
--------------------------------------------------------------------------------

Distributions per Share: 8/8/11-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term         Long-Term
      Class              Income            Capital Gains      Capital Gains
--------------------------------------------------------------------------------
        Z                $0.0538               $--                $--
--------------------------------------------------------------------------------

The Barclays Capital High Yield Loans Performing Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million in funded loans, a minimum term of one year, and a minimum initial spread of LIBOR+125. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-12.


8    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund at public offering price, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           Net Asset     Public Offering
Period                                     Value         Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                                 3.23%          2.23%
 1 Year                                    2.98          -1.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 8, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
--------------------------------------------------------------------------------
                                           1.29%          1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $ 9,550                  $10,000
10/07                     $ 9,670                  $10,242
10/08                     $ 7,972                  $ 8,030
10/09                     $ 9,845                  $10,588
10/10                     $10,774                  $11,728
10/11                     $11,095                  $12,045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                      Pioneer Floating Rate Fund | Annual Report | 10/31/11    9

Performance Update | 10/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           If            If
Period                                     Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                                 2.39%         2.39%
 1 Year                                    2.33          2.33
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated August 8, 2011)
--------------------------------------------------------------------------------
                                           Gross         Net
--------------------------------------------------------------------------------
                                           2.04%         2.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $10,000                  $10,000
10/07                     $10,070                  $10,242
10/08                     $ 8,211                  $ 8,030
10/09                     $10,069                  $10,588
10/10                     $10,921                  $11,728
10/11                     $11,176                  $12,045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 Million investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           If            If
Period                                     Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (2/14/07)                                 3.36%         3.36%
 1 Year                                    3.11          3.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 8, 2011)
--------------------------------------------------------------------------------
                                           Gross         Net
--------------------------------------------------------------------------------
                                           0.95%         0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $5,000,000               $5,000,000
10/07                     $5,061,980               $5,120,822
10/08                     $4,174,504               $4,014,905
10/09                     $5,163,652               $5,293,953
10/10                     $5,665,295               $5,863,948
10/11                     $5,841,313               $6,022,520

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    11

Performance Update | 10/31/11                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Floating Rate Fund, compared to that of the Barclays Capital High Yield Loans Performing Index.


Cumulative Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           If            If
Period                                     Held          Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (8/8/11)                                  2.40%         2.40%
 1 Year                                    2.97          2.97
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated August 8, 2011)
--------------------------------------------------------------------------------
                                           Gross         Net
--------------------------------------------------------------------------------
                                           0.95%         0.90%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Floating         Barclays Capital High Yield
                          Rate Fund                Loans Performing Index
2/07                      $10,000                  $10,000
10/07                     $10,047                  $10,242
10/08                     $ 8,191                  $ 8,030
10/09                     $10,007                  $10,588
10/10                     $10,865                  $11,728
10/11                     $11,188                  $12,045

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on August 8, 2011, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on August 8, 2011, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2011,** through October 31, 2011.


--------------------------------------------------------------------------------
 Share Class                  A              C              Y              Z
--------------------------------------------------------------------------------
 Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
 Value on 5/1/11**
--------------------------------------------------------------------------------
 Ending Account Value       $995.75        $992.05        $995.75      $1,006.50
 (after expenses)
 on 10/31/11
--------------------------------------------------------------------------------
 Expenses Paid                $5.53          $9.49          $4.43          $2.10
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.10%, 1.89%, 0.88% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period) (85/365 for Class Z shares).
** 8/8/11 for Class Z shares.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2011,** through October 31, 2011.

--------------------------------------------------------------------------------
 Share Class                  A              C              Y              Z
--------------------------------------------------------------------------------
 Beginning Account        $1,000.00      $1,000.00      $1,000.00      $1,000.00
 Value on 5/1/11**
--------------------------------------------------------------------------------
 Ending Account Value     $1,019.66      $1,015.68      $1,020.77      $1,009.55
 (after expenses)
 on 10/31/11
--------------------------------------------------------------------------------
 Expenses Paid                $5.60          $9.60          $4.48          $2.11
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratios of 1.10%, 1.89%, 0.88% and 0.90% for Class A, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period) (85/365 for Class Z shares).
** 8/8/11 for Class Z shares.

14    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Schedule of Investments | 10/31/11

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.5%
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                           Biotechnology -- 0.2%
     500,000                        NR/NR  Cubist Pharmaceuticals, Inc., 2.5%, 11/1/17   $    720,000
                                                                                         ------------
                                           Total Pharmaceuticals & Biotechnology         $    720,000
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Asset Management & Custody Banks -- 0.3%
   1,000,000                       BBB/NR  Apollo Investment Corp., 5.75%, 1/15/16       $    883,750
                                                                                         ------------
                                           Total Diversified Financials                  $    883,750
-----------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $1,490,458)                             $  1,603,750
-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.0%+
                                           CAPITAL GOODS -- 0.0%+
                                           Industrial Machinery -- 0.0%+
       1,000                               Stanley Black & Decker, Inc., 4.75%,
                                           11/17/15                                      $    114,470
                                                                                         ------------
                                           Total Capital Goods                           $    114,470
-----------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $100,000)                               $    114,470
-----------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 0.1%
                                           MATERIALS -- 0.0%+
                                           Steel -- 0.0%+
       5,699                               KNIA Holdings, Inc.*(c)                       $    108,223
                                                                                         ------------
                                           Total Materials                               $    108,223
-----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Real Estate Development -- 0.1%
     106,253                               Newhall Land Development LLC*                 $    154,067
                                                                                         ------------
                                           Total Real Estate                             $    154,067
-----------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $132,116)                               $    262,290
-----------------------------------------------------------------------------------------------------
Principal
Amount ($)
-----------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.0%
                                           BANKS -- 0.8%
                                           Diversified Banks -- 0.1%
     172,725                       AAA/NR  Wells Fargo Home Equity Trust, 0.6415%,
                                           12/25/35                                      $    157,612
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    15

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.7%
     854,559         0.88         AAA/Aaa  Bayview Financial Acquisition, Floating Rate
                                           Note, 5/28/44                                 $    783,345
     385,212         0.52         AAA/Aa1  Bear Stearns Asset Backed Securities, Floating
                                           Rate Note, 2/25/36                                 360,864
     523,578                      AAA/Aa3  Citigroup Mortgage Loan Trust, Inc., 0.6615%,
                                           8/25/35                                            478,768
     279,128         0.36         BBB/Aa3  Option One Mortgage Loan Trust, Floating Rate
                                           Note, 2/25/38                                      272,922
     156,554                      AAA/Aaa  Residential Asset Securities Corp., 0.7315%
                                           12/25/34                                           146,691
                                                                                         ------------
                                                                                         $  2,042,590
                                                                                         ------------
                                           Total Banks                                   $  2,200,202
-----------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Diversified Financial Services -- 0.0%+
     134,741                         B/B1  Ellington Loan Acquisition, 1.0625%, 5/27/37  $    121,567
-----------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
      89,140         0.51        AA+/Baa3  Aegis Asset Backed Securities, Floating Rate
                                           Note, 3/25/12                                 $     74,820
     398,658         0.67       CCC+/Caa2  Lease Investment Flight Trust, Floating Rate
                                           Note, 7/15/31                                      259,143
     398,658         0.63       CCC+/Caa2  Lease Investment Flight Trust, Floating Rate
                                           Note, 7/15/31                                      271,088
       7,616                       A/Baa3  Lease Investment Flight Trust, 0.69125%,
                                           7/15/16                                              7,616
                                                                                         ------------
                                                                                         $    612,667
                                                                                         ------------
                                           Total Diversified Financials                  $    734,234
-----------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $2,922,824)                             $  2,934,436
-----------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
                                           BANKS -- 0.2%
                                           Thrifts & Mortgage Finance -- 0.2%
     352,819                       AAA/A3  Sequoia Mortgage Trust, 0.74969%, 1/20/35     $    270,749
     298,597         2.74          NR/Ba3  Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 1/25/35                        262,270
     198,452         2.77          AAA/A2  Wells Fargo Mortgage Backed Securities,
                                           Floating Rate Note, 6/25/34                        196,300
                                                                                         ------------
                                                                                         $    729,319
                                                                                         ------------
                                         Total Banks                                     $    729,319
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Floating Rate Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.5%
                                          Diversified Financial Services -- 0.5%
  300,000                       BBB-/A3   Morgan Stanley Capital, 0.919%, 12/15/20          $    276,154
  282,426          0.84        AAA/Baa2   Residential Accredit Loans, Inc., Floating Rate
                                          Note, 4/25/34                                          262,907
  963,176          4.23           NR/A2   Velocity Commercial Capital, Inc., Floating Rate
                                          Note, 8/25/40                                          810,513
                                                                                            ------------
                                                                                            $  1,349,574
                                                                                            ------------
                                          Total Diversified Financials                      $  1,349,574
--------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.2%
                                          Mortgage Real Estate Investment
                                          Trusts -- 0.2%
  137,685                      AAA/Caa1   American Home Mortgage Investment Trust,
                                          2.45469%, 6/25/45                                 $    101,128
  372,447                        AAA/B1   American Home Mortgage Investment Trust,
                                          2.465%, 6/25/45                                        325,381
                                                                                            ------------
                                                                                            $    426,509
                                                                                            ------------
                                          Total Real Estate                                 $    426,509
--------------------------------------------------------------------------------------------------------
                                          TOTAL COLLATERALIZED MORTGAGE
                                          OBLIGATIONS
                                          (Cost $2,616,124)                                 $  2,505,402
--------------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 3.7%
                                          ENERGY -- 1.0%
                                          Coal & Consumable Fuels -- 0.1%
  400,000                          B/B3   Murray Energy Corp., 10.25%, 10/15/15             $    392,000
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- 0.4%
1,500,000                         NR/NR   Aker Drilling AS, 9.53%, 2/24/16                  $    287,105
  769,230          5.27          NR/Ba2   DDI Holdings AS, Floating Rate Note,
                                          3/15/12 (144A)                                         759,615
  150,000                         B-/B3   Offshore Group Investments, 11.5%, 8/1/15              163,500
                                                                                            ------------
                                                                                            $  1,210,220
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 0.2%
  820,000          3.42           NR/NR   Sevan Marine ASA, Floating Rate Note,
                                          5/14/13 (144A)                                    $    508,400
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.3%
  498,000                        BB-/B1   Denbury Resources, Inc., 8.25%, 2/15/20           $    550,290
  250,000          4.00           B-/B3   SandRidge Energy, Inc., Floating Rate Note,
                                          4/1/14                                                 242,211
                                                                                            ------------
                                                                                            $    792,501
                                                                                            ------------
                                          Total Energy                                      $  2,903,121
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    17

------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (b)      Ratings
Amount ($)    (unaudited)   (unaudited)                                                   Value
------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.7%
                                          Paper Packaging -- 0.6%
1,000,000                          B/B1   Berry Plastics Corp., 5.03906%, 12/15/15        $    987,500
  765,000                          B/B3   Packaging Dynamics Corp., 8.75%, 2/1/16              776,475
                                                                                          ------------
                                                                                          $  1,763,975
------------------------------------------------------------------------------------------------------
                                          Paper Products -- 0.1%
  225,000                         B+/B1   Appleton Papers, Inc., 10.5%, 6/15/15 (144A)    $    225,000
  250,000                       CCC+/B3   Appleton Papers, Inc., 11.25%, 12/15/15              237,500
                                                                                          ------------
                                                                                          $    462,500
                                                                                          ------------
                                          Total Materials                                 $  2,226,475
------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 0.2%
                                          Building Products -- 0.0%+
   90,000                        BB-/B2   USG Corp., 9.75%, 8/1/14 (144A)                 $     89,550
------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy
                                          Trucks -- 0.1%
  400,000                         B+/B1   Titan International, Inc., 7.875%, 10/1/17      $    420,000
------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 0.1%
  250,000                          B/B2   WireCo WorldGroup, 9.5%, 5/15/17                $    252,500
                                                                                          ------------
                                          Total Capital Goods                             $    762,050
------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.1%
                                          Airlines -- 0.1%
    9,981                        B-/Ba3   Continental Airlines, Inc., 7.461%, 4/1/13      $      9,939
  500,000                        BB/Ba3   Delta Air Lines 2010, 6.75%, 11/23/15                463,750
                                                                                          ------------
                                                                                          $    473,689
                                                                                          ------------
                                          Total Transportation                            $    473,689
------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.1%
                                          Leisure Products -- 0.1%
  180,000                         B/Ba3   FGI Operating Co., Inc., 10.25%, 8/1/15         $    190,800
                                                                                          ------------
                                          Total Consumer Durables & Apparel               $    190,800
------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 0.1%
                                          Specialized Consumer Services -- 0.1%
  430,000                       BB-/Ba3   Service Corp. International, 7.0%, 5/15/19      $    451,500
                                                                                          ------------
                                          Total Consumer Services                         $    451,500
------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT &
                                          SERVICES -- 0.3%
                                          Health Care Facilities -- 0.3%
  500,000                         B+/B1   Aviv Healthcare Properties LP, 7.75%, 2/15/19   $    482,500
  500,000                        BB/Ba3   HCA, Inc., 7.875%, 2/15/20                           543,750
                                                                                          ------------
                                                                                          $  1,026,250
                                                                                          ------------
                                          Total Health Care Equipment & Services          $  1,026,250
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Floating Rate Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------
                                          BANKS -- 0.2%
                                          Diversified Banks -- 0.1%
  235,000                       BB+/Ba3   ABN Amro North American, 6.523%, 12/29/49         $    183,300
--------------------------------------------------------------------------------------------------------
                                          Regional Banks -- 0.1%
  200,000          8.70        BBB/Baa3   PNC Preferred Funding Trust III, Floating Rate
                                          Note, 3/29/49                                     $    205,548
                                                                                            ------------
                                          Total Banks                                       $    388,848
--------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.3%
                                          Diversified Financial Services -- 0.1%
  300,000                        BB-/NR   Queen Street IV Capital, Ltd., 0.0%, 4/9/15 (d)   $    299,910
--------------------------------------------------------------------------------------------------------
                                          Multi-Sector Holding -- 0.2%
  500,000                          B/B2   Constellation Enterprises LLC, 10.625%,
                                          2/1/16                                            $    480,000
                                                                                            ------------
                                          Total Diversified Financials                      $    779,910
--------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 0.1%
                                          Specialized Real Estate Investment
                                          Trusts -- 0.1%
  250,000                     BBB-/Baa2   Hospitality Properties Trust, 7.875%, 8/15/14     $    274,100
                                                                                            ------------
                                          Total Real Estate                                 $    274,100
--------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 0.1%
                                          Data Processing & Outsourced
                                          Services -- 0.1%
  250,000                         B+/B1   First Data Corp., 8.875%, 8/15/20 (144A)          $    265,000
                                                                                            ------------
                                          Total Software & Services                         $    265,000
--------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.4%
                                          Alternative Carriers -- 0.1%
  350,000                         B/Ba3   PAETEC Holdings, 8.875%, 6/30/17 (144A)           $    378,000
--------------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication
                                          Services -- 0.2%
  500,000                          B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20           $    510,000
--------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 0.1%
  365,000                        B+/Ba2   Cricket Communications, Inc., 7.75%, 5/15/16      $    378,688
                                                                                            ------------
                                          Total Telecommunication Services                  $  1,266,688
--------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 0.1%
                                          Gas Utilities -- 0.1%
  250,000                        B+/Ba3   Ferrellgas LP, 6.5%, 5/1/21                       $    223,750
                                                                                            ------------
                                          Total Utilities                                   $    223,750
--------------------------------------------------------------------------------------------------------
                                          TOTAL CORPORATE BONDS
                                          (Cost $11,347,686)                                $ 11,232,181
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    19

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------
                                          SENIOR FLOATING RATE LOAN INTERESTS -- 91.4%**
                                          ENERGY -- 3.7%
                                          Coal & Consumable Fuels -- 0.1%
  250,000         11.24           NR/NR   Bumi Resources Tbk PT, Term Loan, 8/7/13          $    250,000
--------------------------------------------------------------------------------------------------------
                                          Integrated Oil & Gas -- 1.0%
  951,057          7.00         B+/Caa3   Big West Oil LLC, Term Loan, 3/31/16              $    962,945
1,967,591          4.50           NR/NR   Glenn Pool Oil & Gas Trust, Term Loan, 6/1/16        1,952,834
                                                                                            ------------
                                                                                            $  2,915,779
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Equipment & Services -- 1.5%
  853,027          7.00           NR/NR   Aquilex Holdings LLC, Term Loan, 4/1/16           $    766,925
  216,249          2.57           NR/NR   Fenwal, Inc., Delayed Draw Term Loan,
                                          2/28/14                                                201,382
1,261,179          2.57           NR/NR   Fenwal, Inc., Initial 1st Lien Term Loan,
                                          2/28/14                                              1,174,472
2,297,914          6.25           NR/NR   Frac Tech Services LLC, Term Loan, 5/6/16            2,289,297
  173,205          8.50           B+/NR   Hudson Products Holdings, Inc., Term Loan,
                                          8/24/15                                                158,916
                                                                                            ------------
                                                                                            $  4,590,992
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Refining & Marketing -- 0.5%
1,626,243          4.25          NR/Ba2   Pilot Travel Centers LLC, Initial Tranche B Term
                                          Loan, 3/30/18                                     $  1,629,292
--------------------------------------------------------------------------------------------------------
                                          Oil & Gas Storage & Transportation -- 0.6%
1,795,500          6.12           NR/NR   SemGroup LP, Term B Loan, 6/18/18                 $  1,786,523
                                                                                            ------------
                                          Total Energy                                      $ 11,172,586
--------------------------------------------------------------------------------------------------------
                                          MATERIALS -- 11.4%
                                          Aluminum -- 0.5%
   71,520          2.00          CC/Ba2   Noranda Aluminum, Inc., Term B Loan,
                                          5/18/14                                           $     69,374
1,488,750          3.75         BB-/Ba2   Novelis, Inc., Term Loan, 3/10/17                    1,483,400
                                                                                            ------------
                                                                                            $  1,552,774
--------------------------------------------------------------------------------------------------------
                                          Commodity Chemicals -- 1.6%
2,979,994          6.00           NR/B2   CPG International I, Inc., Term Loan, 2/18/17     $  2,838,444
1,981,425          6.75          BB-/B1   Houghton International, Inc., B1 Term Loan,
                                          1/29/16                                              1,986,379
                                                                                            ------------
                                                                                            $  4,824,823
--------------------------------------------------------------------------------------------------------
                                          Diversified Chemical -- 2.5%
1,875,000          3.75           NR/NR   Ashland, Inc., Term B Loan, 8/23/18               $  1,885,938
  121,344          3.12        BBB-/Ba1   Celanese US Holdings LLC, Dollar Term C Loan,
                                          10/31/16                                               122,065
  600,868          5.00           CC/B3   General Chemical Holding Co., New Tranche B
                                          Term Loan, 3/9/18                                      597,112
  434,216          7.50           B/Ba3   Ineos Group Holdings Plc, Term B1 Facility
                                          Loan, 12/16/13                                         619,935

The accompanying notes are an integral part of these financial statements.

20    Pioneer Floating Rate Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                          Diversified Chemical -- (continued)
  477,005          8.00           B/Ba3   Ineos Group Holdings Plc, Term C1 Facility
                                          Loan, 12/16/14                                  $    681,025
  254,059          7.50           NR/NR   Ineos U.S. Finance Corp., Senior Credit Term
                                          Loan, 12/16/13                                       261,364
  281,076          8.00           NR/NR   Ineos U.S. Finance Corp., Senior Credit Term
                                          Loan, 12/16/14                                       289,157
  989,610          4.87          B-/Ba3   Momentive Performance Materials, Inc., Tranche
                                          B2B Term Loan, 5/5/15                              1,272,730
  195,956          3.50         BB+/Ba1   Solutia, Inc., Term 1 Loan, 8/1/17                   196,568
1,662,438          5.00           NR/NR   Univar, Inc., Term B Loan, 6/30/17                 1,629,189
                                                                                          ------------
                                                                                          $  7,555,083
------------------------------------------------------------------------------------------------------
                                          Diversified Metals & Mining -- 0.6%
  603,488          4.01           NR/NR   Suncoke Energy, Inc., Tranche B Term Loan,
                                          7/26/18                                         $    603,488
1,212,169          4.00           NR/NR   Walter Energy, Inc., Term B Loan, 4/1/18           1,211,664
                                                                                          ------------
                                                                                          $  1,815,152
------------------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.4%
1,138,895          4.50          BB/Ba2   BWAY Holding Co., Replacement Term B Loan,
                                          2/23/18                                         $  1,130,353
  101,115          4.50          BB/Ba2   ICL Industrial Containers, Replacement Term C
                                          Loan, 2/23/18                                        100,356
                                                                                          ------------
                                                                                          $  1,230,709
------------------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.4%
  257,118          3.14          BB/Ba2   Graphic Packaging International, Inc.,
                                          Incremental Term Loan, 5/16/14                  $    257,696
1,097,250          4.75           NR/NR   Sealed Air Corp., Term B Advance Loan,
                                          10/3/18                                            1,109,823
                                                                                          ------------
                                                                                          $  1,367,519
------------------------------------------------------------------------------------------------------
                                          Paper Products -- 1.0%
2,054,850          6.50           NR/NR   Exopack Holding Corp., Term B Loan, 5/31/17     $  2,034,302
  935,444          4.75           NR/NR   Ranpak Corp., USD Term Loan, 4/20/17                 898,026
                                                                                          ------------
                                                                                          $  2,932,328
------------------------------------------------------------------------------------------------------
                                          Precious Metals & Minerals -- 0.7%
2,243,750          5.25           NR/NR   Fairmount Minerals, Ltd., Tranche B Term Loan,
                                          3/15/17                                         $  2,238,141
------------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- 2.9%
1,750,000          5.50           NR/NR   Chemtura Corp., Term Facility Loan, 8/27/16     $  1,757,656
2,000,000          5.75          B+/Ba2   Harko C.V., Term B Dollar Loan, 8/2/17             2,005,000
  886,358          2.80          BB/Ba2   Huntsman International LLC, Extended Term B
                                          Loan, 4/19/17                                        858,659
1,984,975          4.50          BB/Ba1   Nalco Co., Tranche B1 Term Loan, 10/5/17           1,987,146

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    21

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Specialty Chemicals -- (continued)
  500,000          6.75           NR/NR   Norit NV, USD Term Loan, 7/10/17                 $    487,500
1,590,487          5.75          B+/Ba2   Omnova Solutions, Inc., Extended Term Loan,
                                          5/31/17                                             1,576,571
                                                                                           ------------
                                                                                           $  8,672,532
-------------------------------------------------------------------------------------------------------
                                          Steel -- 0.8%
1,990,000          4.75           NR/NR   JMC Steel Group, Term Loan, 4/1/17               $  1,980,050
  335,100         10.50           NR/NR   Niagara Corp., New Term Loan, 6/29/14                 330,073
                                                                                           ------------
                                                                                           $  2,310,123
                                                                                           ------------
                                          Total Materials                                  $ 34,499,184
-------------------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 9.7%
                                          Aerospace & Defense -- 5.3%
2,043,971          7.75          BB-/B2   API Technologies Corp., Term Loan, 6/1/16        $  1,967,322
1,026,165          5.43           NR/NR   DAE Aviation Holding, Tranche B1 Term Loan,
                                          7/31/14                                               997,946
  500,000          5.75           NR/NR   DigitalGlobe, Inc., Term Loan, 10/12/18               500,834
1,434,607          6.25         BB-/Ba3   DynCorp International, Term Loan, 7/7/16            1,419,364
1,458,913          6.62           BB/B1   Hunter Defense Technologies, Inc., Series 1
                                          New Term Loan, 8/22/14                              1,327,611
  383,993          3.62           B-/B1   Hunter Defense Technologies, Inc., Term Loan,
                                          8/22/14                                               349,434
1,762,066          9.25         B-/Caa2   IAP Worldwide Services, Inc., Term Loan,
                                          12/30/12                                            1,726,825
1,500,000          3.62          B-/Ba3   Sequa Corp., Term Loan, 12/3/14                     1,448,438
1,985,000          4.50           NR/NR   SI Organization, Inc., New Tranche B Term Loan,
                                          11/22/16                                            1,885,750
  997,500          7.00           NR/NR   Sotera Defense Solutions Systems, Inc., Term B
                                          Loan, 4/21/17                                         995,006
  192,975          3.49           NR/NR   Spirit Aerosystems, Inc., Term B2 Loan,
                                          9/30/16                                               192,653
  983,418          5.43           NR/NR   Standard Aero, Ltd., Tranche B2 Term Loan,
                                          7/31/14                                               956,374
2,190,613          4.50          NR/Ba2   Tasc, Inc., New Tranche B Term Loan,
                                          12/18/15                                            2,185,132
                                                                                           ------------
                                                                                           $ 15,952,689
-------------------------------------------------------------------------------------------------------
                                          Building Products -- 1.1%
  597,000          4.00          BB-/B1   Armstrong World Industries, Inc., Term B1 Loan,
                                          3/10/18                                          $    592,149
1,633,701          5.75           NR/NR   Custom Building Products, Inc., Term Loan,
                                          3/19/15                                             1,592,858
1,303,167          5.75          BB/Ba2   Goodman Global Group, Inc., Initial Term Loan,
                                          10/28/16                                            1,305,262
                                                                                           ------------
                                                                                           $  3,490,269
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Floating Rate Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy
                                          Trucks -- 0.9%
1,481,288          4.25        BBB-/Ba2   Manitowoc Co., Inc., Term B1 Loan, 11/13/17      $  1,459,068
1,145,000          5.50          BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17                1,146,789
                                                                                           ------------
                                                                                           $  2,605,857
-------------------------------------------------------------------------------------------------------
                                          Electrical Components & Equipment -- 0.7%
  694,750          5.00           NR/NR   Pelican Products, Inc., Term Loan, 3/7/17        $    687,803
1,446,820          5.76           NR/NR   Scotsman Industries, Inc., Term Loan, 4/30/16       1,432,352
                                                                                           ------------
                                                                                           $  2,120,155
-------------------------------------------------------------------------------------------------------
                                          Industrial Conglomerates -- 0.4%
1,127,175          6.25           NR/NR   Pro Mach, Inc., Term Loan, 7/6/17                $  1,110,267
-------------------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 1.3%
1,789,191          6.25          BB-/B1   Alliance Laundry Holdings, Inc., Term Loan,
                                          9/10/16                                          $  1,792,546
  498,750          4.25          BB/Ba2   Trimas Corp., Tranche B Term Loan, 6/21/17            489,398
1,819,117          5.50          BB-/NR   Xerium Technologies, Inc., Initial U.S. Term
                                          Loan, 5/26/17                                       1,794,104
                                                                                           ------------
                                                                                           $  4,076,048
                                                                                           ------------
                                          Total Capital Goods                              $ 29,355,285
-------------------------------------------------------------------------------------------------------
                                          COMMERCIAL SERVICES & SUPPLIES -- 4.6%
                                          Commercial Printing -- 0.7%
1,987,487          6.25           NR/NR   Cenveo Corp., Term B Facility Loan, 12/21/16     $  1,967,613
-------------------------------------------------------------------------------------------------------
                                          Diversified Support Services -- 1.3%
1,397,975          5.00         BB-/Ba3   Allied Security Holdings, 1st Lien Term Loan,
                                          2/4/17                                           $  1,390,985
  707,270          5.75           NR/NR   infogroup, Inc., Term B Loan, 5/26/18                 673,675
  822,938          5.00          BB/Ba1   KAR Auction Services, Inc., Term Loan,
                                          5/19/17                                               822,938
  973,540          6.25         BB-/Ba3   Language Line Services Holdings, Inc., Tranche
                                          B Term Loan, 6/20/16                                  966,238
                                                                                           ------------
                                                                                           $  3,853,836
-------------------------------------------------------------------------------------------------------
                                          Environmental & Facilities Services -- 1.0%
1,412,567          7.25        BB-/Baa3   Brickman Group Holdings, Inc., Tranche B Term
                                          Loan, 10/14/16                                   $  1,412,565
  215,362          2.25            D/B2   Synagro Technologies, Inc., 1st Lien Term Loan,
                                          4/2/14                                                187,365
1,313,400          4.75           NR/NR   Waste Industries USA, Term B Loan, 3/17/17          1,285,490
                                                                                           ------------
                                                                                           $  2,885,420
-------------------------------------------------------------------------------------------------------
                                          Office Services & Supplies -- 0.4%
1,381,614          3.74           B-/B2   CDW LLC, Non-Extended Term Loan, 10/10/14        $  1,345,347
-------------------------------------------------------------------------------------------------------
                                          Research & Consulting Services -- 0.5%
1,662,787          5.75           NR/NR   Wyle Services Corp., 1st Lien Term Loan,
                                          3/26/17                                          $  1,628,492
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    23

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Security & Alarm Services -- 0.7%
2,257,841          6.00         BB-/Ba3   Protection One, Inc., Term Loan, 6/4/16          $  2,240,907
                                                                                           ------------
                                          Total Commercial Services & Supplies             $ 13,921,615
-------------------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 2.7%
                                          Air Freight & Couriers -- 0.6%
  731,882          5.00           NR/NR   CEVA Group Plc, Dollar Tranche B Term Loan,
                                          8/31/16                                          $    681,870
  301,545          5.43           NR/NR   CEVA Group Plc, EGL Tranche B Term Loan,
                                          8/31/16                                               277,671
1,033,502          5.43           NR/B1   CEVA Group Plc, U.S. Tranche B Term Loan,
                                          8/31/16                                               962,879
                                                                                           ------------
                                                                                           $  1,922,420
-------------------------------------------------------------------------------------------------------
                                          Airlines -- 1.4%
1,243,750          5.75           NR/NR   Allegiant Travel Co., Term Loan, 3/10/17         $  1,225,094
  323,375          4.25         BB-/Ba3   Delta Air Lines, Inc., 2009 Term Loan, 3/7/16         307,610
1,795,500          5.50         BB-/Ba3   Delta Air Lines, Inc., 2011 Term Loan, 4/20/17      1,750,613
  985,449          2.25         BB-/Ba3   United Air Lines, Inc., Tranche B Term Loan,
                                          2/1/14                                                957,117
                                                                                           ------------
                                                                                           $  4,240,434
-------------------------------------------------------------------------------------------------------
                                          Trucking -- 0.7%
2,194,112          6.00           NR/B1   Swift Transportation Co. LLC, Term Loan,
                                          12/21/16                                         $  2,201,655
                                                                                           ------------
                                          Total Transportation                             $  8,364,509
-------------------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 4.2%
                                          Auto Parts & Equipment -- 3.1%
  888,902          2.75           B+/B2   Allison Transmission, Term Loan, 8/7/14          $    862,605
1,026,316          3.50       BBB-/Baa3   Delphi Automotive LLP, Tranche B Term Loan,
                                          3/31/17                                             1,026,303
  913,979          2.18           NR/NR   Federal Mogul Corp., Tranche B Term Loan,
                                          12/29/14                                              866,566
  466,316          2.18           NR/NR   Federal Mogul Corp., Tranche C Term Loan,
                                          12/28/15                                              442,126
2,210,695          7.00           NR/B2   HHI Holdings LLC, Term Loan, 3/21/17                2,183,062
1,940,249          5.25          B+/Ba3   Metaldyne Corp., Term Loan, 5/18/17                 1,923,272
  675,955          4.25           NR/NR   Tomkins LLC, Term B1 Loan, 9/21/16                    675,814
  942,875          6.25           NR/B1   Remy International, Inc., Term B Facility Loan,
                                          12/16/16                                              929,910
  246,875          4.75           NR/NR   Tenneco, Inc., Tranche B Term Loan, 6/3/16            247,492
  282,863          5.50           NR/NR   UCI International, Inc., Term Loan, 7/26/17           284,277
                                                                                           ------------
                                                                                           $  9,441,427
-------------------------------------------------------------------------------------------------------
                                          Automobile Manufacturers -- 1.0%
3,192,000          6.00           NR/NR   Chrysler Group LLC, Tranche B Term Loan,
                                          5/24/17                                          $  3,025,086
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Floating Rate Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Tires & Rubber -- 0.1%
  175,000          1.93          BB/Ba1   Goodyear Tire & Rubber Co., 2nd Lien Term
                                          Loan, 4/30/14                                    $    171,281
                                                                                           ------------
                                          Total Automobiles & Components                   $ 12,637,794
-------------------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 1.1%
                                          Housewares & Specialties -- 0.8%
1,990,000          6.50           NR/NR   Reynolds Group Holdings, Ltd., Tranche B Term
                                          Loan, 2/9/18                                     $  1,988,756
  461,497          2.25           NR/NR   Yankee Candle Co., Term Loan, 2/6/14                  452,844
                                                                                           ------------
                                                                                           $  2,441,600
-------------------------------------------------------------------------------------------------------
                                          Leisure Products -- 0.3%
  989,140          2.30           NR/NR   SABRE, Inc., Initial Term Loan, 9/30/14          $    870,267
                                                                                           ------------
                                          Total Consumer Durables & Apparel                $  3,311,867
-------------------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 4.5%
                                          Casinos & Gaming -- 1.8%
  497,500          4.00         BB+/Ba3   Ameristar Casinos, Inc., Term B Loan, 4/16/18    $    497,707
1,550,000          3.42           NR/NR   Caesars Entertainment Operating Co., Term B1
                                          Loan, 1/28/15                                       1,373,134
  122,813          9.50          B/Baa3   Caesars Entertainment Operating Co., Term B4
                                          Loan, 10/31/16                                        124,578
  989,975          2.84         BB-/Ba3   Las Vegas Sands, Delayed Draw Term II Loan,
                                          11/23/15                                              952,851
  997,500          3.75        BBB-/Ba1   Penn National Gaming, Inc., Term B Facility
                                          Loan, 7/16/18                                       1,001,708
1,400,000          0.00        BBB-/Ba1   Scientific Games Corp., Tranche B1 Term Loan,
                                          3/31/15                                             1,385,412
                                                                                           ------------
                                                                                           $  5,335,390
-------------------------------------------------------------------------------------------------------
                                          Education Services -- 0.8%
  893,251          7.01           NR/NR   Ascend Learning LLC, 1st Lien Term Loan,
                                          12/6/16                                          $    870,175
1,554,057          4.25          NR/Ba2   Bright Horizons Family Solutions, Inc., Tranche
                                          B Term Loan, 5/28/15                                1,515,205
                                                                                           ------------
                                                                                           $  2,385,380
-------------------------------------------------------------------------------------------------------
                                          Hotels, Resorts & Cruise Lines -- 0.1%
   64,044          4.87            B/B1   Travelport LLC, Tranche S Term Loan, 8/23/15     $     55,927
  306,507          4.87            B/B1   Travelport LLC, Extended Tranche Term Loan,
                                          8/21/15                                               267,658
                                                                                           ------------
                                                                                           $    323,585
-------------------------------------------------------------------------------------------------------
                                          Leisure Facilities -- 0.2%
  734,809          4.00         BB-/Ba2   Cedar Fair LP, U.S. Term 1 Loan, 12/15/17        $    736,646
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    25

-----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                   Value
-----------------------------------------------------------------------------------------------------
                                          Restaurants -- 1.1%
1,280,325          4.50         BB+/Ba2   Burger King Holdings, Inc., Tranche B Term
                                          Loan, 10/19/16                                 $  1,277,124
1,335,774          4.32           NR/NR   DineEquity, Inc., Term B1 Loan, 10/19/17          1,337,444
  703,595          5.00           BB/B1   Wendy's/Arby's Group, Inc., Term Loan,
                                          5/24/17                                             703,009
                                                                                         ------------
                                                                                         $  3,317,577
-----------------------------------------------------------------------------------------------------
                                          Specialized Consumer Services -- 0.5%
1,415,625          7.00           NR/NR   Targus Information Corp., Initial Term Loan,
                                          12/29/16                                       $  1,433,320
                                                                                         ------------
                                          Total Consumer Services                        $ 13,531,898
-----------------------------------------------------------------------------------------------------
                                          MEDIA -- 5.7%
                                          Advertising -- 1.0%
1,488,750          5.25           NR/NR   Advantage Sales & Marketing LLC, 1st Lien
                                          Term Loan, 12/17/17                            $  1,466,419
1,474,977          5.00          BB/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                          7/16/15                                           1,362,510
  315,632          4.00         BB/Baa3   Lamar Media Corp., Term B Loan, 12/30/16            316,027
                                                                                         ------------
                                                                                         $  3,144,956
-----------------------------------------------------------------------------------------------------
                                          Broadcasting -- 0.9%
  997,500          5.25           NR/NR   Hubbard Broadcasting, Inc., 1st Lien Term
                                          Loan, 4/29/17                                  $    990,019
  263,457          1.99         BB-/Ba3   Insight Media Holdings, Term B Loan, 4/6/14         261,415
  248,750          4.25           NR/NR   TWCC Holding Corp., 2011 Term Loan,
                                          2/11/17                                             249,838
1,207,255          4.50          B/Baa2   Univision Communications, Inc., Extended Term
                                          Loan, 3/31/17                                     1,097,596
                                                                                         ------------
                                                                                         $  2,598,868
-----------------------------------------------------------------------------------------------------
                                          Cable & Satellite -- 1.1%
1,205,780          2.24           NR/NR   Cequel Communications LLC, Term Loan,
                                          11/5/13                                        $  1,190,707
   62,690          2.25           NR/NR   Charter Communications, Inc., Term B1 Loan,
                                          3/5/14                                               62,416
  992,500          4.00           B+/B1   Knology, Inc., Term B Loan, 8/18/17                 977,613
  493,750          4.50         BB-/Ba3   MCC Iowa LLC, Tranche F Term Loan,
                                          10/23/17                                            485,727
  485,654          2.74          CCC/B2   WideOpenWest LLC, 1st Lien Term Loan,
                                          6/30/14                                             464,609
   98,101          6.74          CCC/B2   WideOpenWest LLC, Series A New Term Loan,
                                          6/28/14                                              94,790
                                                                                         ------------
                                                                                         $  3,275,862
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Floating Rate Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                          Movies & Entertainment -- 1.3%
  289,258          3.49         BB-/Ba2   AMC Entertainment, Inc., Term B2 Loan,
                                          12/15/16                                        $    286,125
1,283,006          5.50           B-/B1   Carmike Cinemas, Inc., Initial Term Loan,
                                          1/27/16                                            1,276,591
1,019,632          5.25           NR/NR   Cinedigm Digital Funding, Term Loan, 4/29/16         978,847
  985,000          4.50           B+/NR   Live Nation Entertainment, Term B Loan,
                                          11/7/16                                              983,769
  420,941          6.50            B/B3   LodgeNet Interactive Corp., Closing Date Term
                                          Loan, 11/7/16                                        368,323
                                                                                          ------------
                                                                                          $  3,893,655
------------------------------------------------------------------------------------------------------
                                          Publishing -- 1.4%
1,777,647          2.50           NR/NR   Cengage Learning Acquistions, Term Loan,
                                          7/3/14                                          $  1,533,776
2,322,081          4.50           NR/NR   Interactive Data Corp., Term B Loan, 2/11/18       2,308,294
1,015,002          9.00          BB/Ba2   RH Donnelley, Inc., Term Loan, 10/24/14              427,993
                                                                                          ------------
                                                                                          $  4,270,063
                                                                                          ------------
                                          Total Media                                     $ 17,183,404
------------------------------------------------------------------------------------------------------
                                          RETAILING -- 1.7%
                                          Apparel Retail -- 0.6%
1,990,000          4.75           B/Ba1   J. Crew Group, Inc., Term Loan, 3/7/18          $  1,872,093
------------------------------------------------------------------------------------------------------
                                          Automotive Retail -- 0.3%
  850,000          7.50           NR/NR   Stackpole International, Term Loan, 8/2/17      $    833,000
------------------------------------------------------------------------------------------------------
                                          Computer & Electronics Retail -- 0.4%
1,311,713         11.00           NR/NR   Targus Group International, Term Loan,
                                          5/24/16                                         $  1,269,082
------------------------------------------------------------------------------------------------------
                                          Home Improvement Retail -- 0.4%
1,056,165          5.00         BB-/Ba2   Hillman Group, Inc., Term Loan, 5/28/16         $  1,050,884
                                                                                          ------------
                                          Total Retailing                                 $  5,025,059
------------------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 1.5%
                                          Drug Retail -- 0.6%
1,836,922          4.50           NR/NR   Rite Aid Corp., Tranche 5 Term Loan, 3/3/18     $  1,745,075
------------------------------------------------------------------------------------------------------
                                          Food Distributors -- 0.6%
1,929,000          5.00           B+/B1   Windsor Quality Food Co., Ltd., Tranche B Term
                                          Loan, 2/16/17                                   $  1,832,550
------------------------------------------------------------------------------------------------------
                                          Food Retail -- 0.3%
  993,771          2.77         BB-/Ba3   Pinnacle Foods Group, Inc., Term Loan, 4/2/14   $    983,005
                                                                                          ------------
                                          Total Food & Drug Retailing                     $  4,560,630
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    27

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 1.3%
                                          Agricultural Products -- 0.5%
1,393,000          5.50           B+/B2   American Rock Salt Co. LLC, Term Loan,
                                          4/25/17                                          $  1,354,693
  300,000          5.38          NR/Ba1   Darling International, Inc., Term Loan,
                                          12/17/16                                              301,031
                                                                                           ------------
                                                                                           $  1,655,724
-------------------------------------------------------------------------------------------------------
                                          Distillers & Vintners -- 0.1%
   88,949          3.00          BB/Ba2   Constellation Brands, Inc., Extending Term
                                          Loan, 6/5/15                                     $     88,860
  180,304          1.85          BB/Ba2   Constellation Brands, Inc., Non-Extending Term
                                          Loan, 6/5/13                                          180,175
                                                                                           ------------
                                                                                           $    269,035
-------------------------------------------------------------------------------------------------------
                                          Packaged Foods & Meats -- 0.7%
  288,665          1.87         BB+/Ba3   Dean Foods Co., 2014 Tranche B Term Loan,
                                          4/2/14                                           $    279,163
  957,600          4.50         BB/Baa3   Del Monte Foods Co., Initial Term Loan, 3/8/18        936,054
  903,460          4.25         BB-/Ba3   Michael Foods, Inc., Term B Facility Loan,
                                          2/25/18                                               896,684
                                                                                           ------------
                                                                                           $  2,111,901
                                                                                           ------------
                                          Total Food, Beverage & Tobacco                   $  4,036,660
-------------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL
                                          PRODUCTS -- 1.2%
                                          Household Products -- 0.3%
  286,305          5.00            B/B1   Spectrum Brands Holdings, Inc., New Term
                                          Loan, 6/17/16                                    $    285,948
  551,926          4.76           NR/NR   SRAM Corp., 1st Lien Term Loan, 6/7/18                549,166
                                                                                           ------------
                                                                                           $    835,114
-------------------------------------------------------------------------------------------------------
                                          Personal Products -- 0.9%
1,240,625          4.25         BB-/Ba1   NBTY, Inc., Term B1 Loan, 10/1/17                $  1,239,591
1,496,300          4.75         BB-/Ba3   Revlon, Inc., Term B Loan, 11/19/17                 1,490,689
                                                                                           ------------
                                                                                           $  2,730,280
                                                                                           ------------
                                          Total Household & Personal Products              $  3,565,394
-------------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT &
                                          SERVICES -- 11.8%
                                          Health Care Equipment -- 0.8%
  354,346          3.50           NR/NR   Fresenius SE, Tranche D2 Term Loan, 9/10/14      $    354,346
  265,000          0.00         BBB/Ba1   Kinetic Concepts, Inc., Dollar Term B1 Loan,
                                          1/12/18                                               265,538
1,945,131          5.00           NR/NR   Onex CareStream Finance LP, Term Loan,
                                          2/25/17                                             1,751,022
                                                                                           ------------
                                                                                           $  2,370,906
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Floating Rate Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------
                                          Health Care Facilities -- 3.0%
  842,175          6.50           B+/B1   Ardent Medical Services, Term Loan, 9/15/15       $    825,858
  981,066          2.57          BB/Ba3   CHS/Community Health Systems, Inc., Non-
                                          Extended Term Loan, 7/25/14                            954,241
   50,409          2.57          BB/Ba3   CHS/Community Health Systems, Inc., Non-
                                          Extended Term Loan, 7/25/14                             49,031
   83,654          3.62         BB+/Ba2   HCA Holdings, Inc., Tranche B3 Term Loan,
                                          5/1/18                                                  80,909
1,450,619          3.62         BB+/Ba2   HCA, Inc., Tranche B2 Term Loan, 3/31/17             1,411,180
1,094,500          5.00       CCC+/Caa1   IASIS Healthcare LLC, Term B Loan, 5/3/18            1,072,610
1,770,563          5.25           NR/NR   Kindred Healthcare, Inc., Term Loan, 9/8/17          1,655,476
1,421,438          5.50         BB-/Ba3   Select Medical Holdings Corp., Tranche B Term
                                          Loan, 6/1/18                                         1,321,937
   53,555          2.25           B/Ba3   United Surgical Partners International, Delayed
                                          Draw Term Loan, 4/21/14                                 51,346
  278,851          2.25           B/Ba3   United Surgical Partners International, Tranche
                                          B Term Loan, 4/21/14                                   267,349
1,285,098          4.00         BB+/Ba2   Universal Health Services, Inc., Tranche B Term
                                          Loan, 11/15/16                                       1,279,074
                                                                                            ------------
                                                                                            $  8,969,011
--------------------------------------------------------------------------------------------------------
                                          Health Care Services -- 5.7%
  858,958          6.50           NR/NR   AccentCare, Inc., Term Loan, 12/22/16             $    781,652
1,162,516          7.25          B+/Ba3   Alliance HealthCare Services, Initial Term Loan,
                                          6/1/16                                               1,057,890
  498,750          4.50         BB-/Ba3   Butler Animal Health Supply, Tranche B Term
                                          Loan, 12/31/15                                         489,398
1,278,480          2.50           NR/NR   Catalent Pharma Solutions, Inc., Dollar Term
                                          Loan, 4/10/14                                        1,223,346
  995,000          5.25           NR/NR   Emergency Medical Services Corp., Initial Term
                                          Loan, 5/25/18                                          976,095
1,889,773          4.75         BB-/Ba2   Gentiva Health Services, Inc., Term B1 Loan,
                                          8/17/16                                              1,696,071
1,680,307          6.50           NR/NR   inVentiv Health, Inc., Consolidated Term Loan,
                                          8/4/16                                               1,642,501
  706,706          8.50            B/B1   NAMM Holdings, Inc., Term Loan, 4/14/15                701,405
1,756,175          7.00           B+/B1   National Mentor Holdings, Inc., Tranche B Term
                                          Loan, 2/9/17                                         1,624,462
1,694,466          8.25           NR/NR   National Surgical Hospitals, Inc., Initial Term
                                          Loan, 2/2/17                                         1,618,215
  640,250          7.25           NR/NR   Prime Healthcare Services, Term B Loan, 4/28/15        609,838
1,047,375          5.75          CCC/B3   Rural/Metro Corp., 1st Lien Term Loan, 6/30/18       1,021,191
2,083,755          7.50          B+/Ba2   Sun HealthCare Group, Term Loan, 10/18/16            1,594,072
  995,000          6.50           NR/NR   Surgery Center Holdings, Inc., Term Loan,
                                          5/4/17                                                 945,250
1,240,625          7.75           NR/NR   Virtual Radiologic Corp., Term A Loan, 12/22/16      1,166,188
                                                                                            ------------
                                                                                            $ 17,147,574
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    29

--------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------------
                                          Health Care Supplies -- 0.4%
1,055,000          4.50           NR/NR   Alere, Inc., Term B Loan, 6/30/17                 $  1,039,175
   37,829          3.50          BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                          4/24/15                                                 37,624
  155,214          3.50          BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                          4/24/15                                                154,374
                                                                                            ------------
                                                                                            $  1,231,173
--------------------------------------------------------------------------------------------------------
                                          Health Care Technology -- 1.7%
1,488,750          5.75           NR/NR   Convatec, Inc., Dollar Term Loan, 12/22/16        $  1,455,253
  992,294          4.50           NR/NR   IMS Health, Inc., Tranche B Dollar Term Loan,
                                          8/26/17                                                992,294
1,827,520          5.25           NR/NR   MedAssets, Inc., Term Loan, 11/16/16                 1,817,240
  114,796          6.25           NR/NR   Physician Oncology Services, Delayed Draw
                                          Term Loan, 1/31/17                                     109,056
  944,911          6.25           NR/NR   Physician Oncology Services, Effective Date
                                          Term Loan, 1/31/17                                     897,666
                                                                                            ------------
                                                                                            $  5,271,509
--------------------------------------------------------------------------------------------------------
                                          Managed Health Care -- 0.2%
  706,706          8.50            B/B1   MMM Holdings, Inc., Term Loan, 4/14/15            $    701,405
                                                                                            ------------
                                          Total Health Care Equipment & Services            $ 35,691,578
--------------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS &
                                          BIOTECHNOLOGY -- 3.1%
                                          Biotechnology -- 2.3%
1,896,421          5.50           NR/NR   Axcan Intermediate Holdings, Inc., Term Loan,
                                          2/10/17                                           $  1,835,973
  693,497          3.50           NR/NR   Fresenius Kabi Pharmaceuticals Holding, Inc.,
                                          Tranche D1 Dollar Loan, 9/10/14                        693,497
  406,593          6.50           NR/NR   Generic Drug Holding, Inc., Closing Date Term
                                          Loan, 4/8/16                                           394,904
   55,907          6.50           NR/NR   Generic Drug Holding, Inc., Delayed Draw Term
                                          Loan, 4/8/16                                            54,299
2,518,688          6.00           NR/NR   Grifols, Inc., U.S. Tranche B Term Loan, 6/1/17      2,529,704
  974,291          6.75          BB-/B1   HGI Holdings, Inc., Initial Term Loan, 10/1/16         967,390
  227,429          4.25          NR/Ba3   Warner Chilcott Corp., Term B1 Loan, 3/15/18           226,102
  113,714          4.25          NR/Ba3   Warner Chilcott Corp., Term B2 Loan, 3/15/18           113,051
  156,357          4.25          NR/Ba3   WC Luxco S.A.R.L., Term B3 Loan, 3/15/18               155,445
                                                                                            ------------
                                                                                            $  6,970,365
--------------------------------------------------------------------------------------------------------
                                          Pharmaceuticals -- 0.8%
1,582,430          2.50          BB/Ba1   Key Safety, 1st Lien Term Loan, 3/8/14            $  1,465,725
  847,875          6.50           NR/NR   Medpace, Inc., Term B Loan, 6/17/17                    809,721
                                                                                            ------------
                                                                                            $  2,275,446
                                                                                            ------------
                                          Total Pharmaceuticals & Biotechnology             $  9,245,811
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Floating Rate Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 3.7%
                                          Diversified Financial Services -- 2.5%
1,048,708          5.25           B-/B1   BNY ConvergEx Group LLC, 1st Lien Term Loan,
                                          12/17/16                                         $  1,057,229
  440,042          5.25           B-/B1   BNY ConvergEx Group LLC, 1st Lien Term Loan,
                                          12/17/16                                              443,618
  221,684          8.75           B-/B1   BNY ConvergEx Group LLC, Term Loan,
                                          12/17/17                                              224,455
  528,316          8.75           B-/B1   BNY ConvergEx Group LLC, Term Loan,
                                          12/17/17                                              534,920
1,243,750          5.00           NR/NR   Kasima LLC, Incremental Term Loan, 3/31/17          1,200,219
1,094,500          5.00           NR/NR   Nexeo Solutions LLC, Initial Term Loan, 9/8/17      1,056,193
1,770,000          5.25           NR/NR   Ship Luxco 3, Facility B2A Term Loan, 11/30/17      1,756,725
  500,000          5.50           NR/NR   SpringLeaf Financial Funding Co., Initial Term
                                          Loan, 5/10/17                                         460,521
1,295,007          5.37           B/Ba3   Vertrue, Inc., 1st Lien Term Loan, 8/16/14            686,354
                                                                                           ------------
                                                                                           $  7,420,234
-------------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 0.0%+
   95,637          5.25          B+/Ba2   LPL Holdings, Inc., 2017 Term Loan, 6/28/17      $     95,517
-------------------------------------------------------------------------------------------------------
                                          Multi-Sector Holding -- 0.3%
  995,504          4.75           NR/NR   Fox Acquisition Sub LLC, Replacement Term
                                          Loan, 7/14/15                                    $    970,617
-------------------------------------------------------------------------------------------------------
                                          Specialized Finance -- 0.9%
  220,392          4.12           NR/NR   Asset Acceptance Capital Corp., Tranche B Term
                                          Loan, 6/12/13                                    $    218,188
  797,256          3.75        BBB-/Ba2   MSCI, Inc., Term B1 Loan, 3/14/17                     806,225
1,586,726          8.00           B-/B2   NCO Group, Inc., Term B Advance Loan,
                                          5/15/13                                             1,576,809
                                                                                           ------------
                                                                                           $  2,601,222
                                                                                           ------------
                                          Total Diversified Financials                     $ 11,087,590
-------------------------------------------------------------------------------------------------------
                                          INSURANCE -- 1.6%
                                          Insurance Brokers -- 0.8%
  232,993          3.37           NR/NR   Alliant Holdings I, Inc., Term Loan, 8/21/14     $    231,828
  974,457          6.75           NR/NR   Alliant Holdings I, Inc., Tranche D Term Loan,
                                          8/21/14                                               981,619
   98,000          6.75            B/NR   HUB International Holdings, Additional Term
                                          Loan, 6/13/14                                          98,245
   87,923          2.87            B/NR   HUB International Holdings, Delayed Draw Term
                                          Loan, 6/13/14                                          86,091
  391,136          2.87            B/NR   HUB International Holdings, Initial Term Loan,
                                          6/13/14                                               382,987
  674,659          2.75            B/B2   USI Holdings Corp., Tranche B Term Loan,
                                          5/5/14                                                642,191
                                                                                           ------------
                                                                                           $  2,422,961
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    31

-------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------------
                                          Life & Health Insurance -- 0.6%
1,905,981          6.25           NR/NR   CNO Financial Group, Inc., Term B1 Loan,
                                          9/30/16                                          $  1,920,276
-------------------------------------------------------------------------------------------------------
                                          Multi-Line Insurance -- 0.2%
  484,981          4.62            B/NR   AmWINS Group, Inc., Initial Term Loan, 6/8/13    $    472,857
                                                                                           ------------
                                          Total Insurance                                  $  4,816,094
-------------------------------------------------------------------------------------------------------
                                          REAL ESTATE -- 1.0%
                                          Real Estate Development -- 0.4%
1,231,250          7.51           B/Ba3   Ozburn-Hessey Logistics, 1st Lien Term Loan,
                                          4/8/16                                           $  1,095,813
-------------------------------------------------------------------------------------------------------
                                          Real Estate Services -- 0.6%
  997,500          3.50          BB/Ba1   CB Richard Ellis Group, Inc., Incremental Term
                                          Loan, 3/4/18                                     $    975,056
  997,500          3.74          BB/Ba1   CB Richard Ellis Group, Inc., Incremental Term
                                          Loan, 9/4/19                                          975,056
                                                                                           ------------
                                                                                           $  1,950,112
                                                                                           ------------
                                          Total Real Estate                                $  3,045,925
-------------------------------------------------------------------------------------------------------
                                          SOFTWARE & SERVICES -- 5.8%
                                          Application Software -- 2.7%
1,948,138          6.50         BB-/Ba2   Allen Systems Group, Inc., Term B Loan,
                                          11/20/15                                         $  1,928,657
1,084,550          4.00           NR/NR   NDS Group Plc, Tranche B Term Loan, 3/12/18         1,066,926
1,076,103          3.25           B/Ba3   Nuance Communications, Inc., Term C Loan,
                                          3/31/16                                             1,049,873
  372,642          4.34           B+/B1   Serena Software, Inc., 2016 Term Loan,
                                          3/10/16                                               354,009
1,745,625          4.50           NR/NR   Verint Systems, Inc., 2011 Term Loan, 10/29/17      1,733,624
1,712,314          5.25          BB-/NR   Vertafore, Inc., 1st Lien Term Loan, 7/29/16        1,684,489
  498,750          5.50           NR/NR   Wall Street Systems, 1st Lien Term Loan,
                                          6/20/17                                               486,281
                                                                                           ------------
                                                                                           $  8,303,859
-------------------------------------------------------------------------------------------------------
                                          Data Processing & Outsourced
                                          Services -- 1.6%
  995,000          5.50           B+/B1   CCC Information Services Group, Inc., Term
                                          Loan, 11/11/15                                   $    996,244
1,237,500          5.25        BBB-/Ba1   Fidelity National, Inc., Term B Loan, 7/18/16       1,248,328
  887,680          4.24          BB-/B1   First Data Corp., 2018 Dollar Term Loan,
                                          3/24/18                                               771,394
   94,467          2.99          BB-/B1   First Data Corp., Non-Extending Term Loan,
                                          9/24/14                                                87,559
  852,381          7.00          BB-/B1   Global Cash Access Holdings, Inc., Term Loan,
                                          3/1/16                                                844,567
  843,636          4.50           NR/NR   Vantiv LLC, Term B1 Loan, 11/3/16                     840,999
                                                                                           ------------
                                                                                           $  4,789,091
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Floating Rate Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                          IT Consulting & Other Services -- 0.2%
  470,663          1.99          BB/Ba3   Sungard Data Systems, Inc., Tranche A U.S.
                                          Term Loan, 2/28/14                              $    464,926
------------------------------------------------------------------------------------------------------
                                          Systems Software -- 1.3%
  877,800          3.75         BB-/Ba2   Dealer Computer Services, Tranche B Term
                                          Loan, 4/21/18                                   $    876,483
1,019,875          4.00           NR/NR   Rovi Corp., Tranche B Term Loan, 2/7/18            1,026,249
2,170,325          6.75           B+/B1   Telcordia Technologies, Term Loan, 4/30/16         2,159,473
                                                                                          ------------
                                                                                          $  4,062,205
                                                                                          ------------
                                          Total Software & Services                       $ 17,620,081
------------------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE &
                                          EQUIPMENT -- 2.0%
                                          Communications Equipment -- 0.8%
1,990,000          5.00          BB/Ba2   CommScope, Inc., Term Loan, 1/14/18             $  1,982,538
  263,675          5.25           NR/NR   TowerCo LLC, Term Loan, 2/2/17                       263,675
                                                                                          ------------
                                                                                          $  2,246,213
------------------------------------------------------------------------------------------------------
                                          Electronic Components -- 1.0%
  496,250          5.00          BB/Ba2   CPI International, Inc., Term B Loan, 2/13/17   $    486,325
  344,763          2.49          NR/Ba1   Flextronics Semiconductor, A Closing Date
                                          Delayed Draw Term Loan, 10/1/14                      340,576
   70,849          2.50          NR/Ba1   Flextronics Semiconductor, A1A Delayed Draw
                                          Term Loan, 10/1/14                                    70,317
    8,909          2.50          NR/Ba1   Flextronics Semiconductor, A1B Delayed Draw
                                          Term Loan, 10/1/14                                     8,842
   53,369          2.50          NR/Ba1   Flextronics Semiconductor, A2 Delayed Draw
                                          Term Loan, 10/1/14                                    52,969
  345,760          2.49          NR/Ba1   Flextronics Semiconductor, A3 Delayed Draw
                                          Term Loan, 10/1/14                                   343,167
  432,375          2.78           NR/NR   Generac Acquisition Corp., 1st Lien Term Loan,
                                          11/10/13                                             419,764
1,491,238          5.00           NR/NR   Scitor Corp., Term Loan, 2/15/17                   1,391,822
                                                                                          ------------
                                                                                          $  3,113,782
------------------------------------------------------------------------------------------------------
                                          Technology Distributors -- 0.2%
  668,250          4.75           NR/NR   Excelitas Technologies Corp., New Term B Loan,
                                          11/29/16                                        $    668,250
                                                                                          ------------
                                          Total Technology Hardware & Equipment           $  6,028,245
------------------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 2.1%
                                          Semiconductor Equipment -- 1.6%
1,296,750          4.25          B+/Ba3   Aeroflex, Inc., Tranche B Term Loan, 5/9/18     $  1,277,299
2,356,459          4.49           B-/NR   Freescale Semiconductor, Inc., Extended
                                          Maturity Term Loan, 12/1/16                        2,273,983
1,396,500          4.00         BB+/Ba3   Sensata Technologies BV, Term Loan, 5/12/18        1,392,136
                                                                                          ------------
                                                                                          $  4,943,418
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    33

------------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                          Semiconductors -- 0.5%
1,590,992          5.75           NR/NR   Microsemi Corp., Term B Loan, 2/3/18            $  1,602,925
                                                                                          ------------
                                          Total Semiconductors                            $  6,546,343
------------------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 3.8%
                                          Alternative Carriers -- 0.6%
1,990,000          5.00          B/Caa1   PAETEC Holding Corp., Initial Term Loan,
                                          5/31/18                                         $  1,980,050
------------------------------------------------------------------------------------------------------
                                          Integrated Telecommunication
                                          Services -- 1.1%
  924,914          3.25           NR/NR   Telesat Canada, Inc., U.S. Term I Loan,
                                          10/31/14                                        $    912,197
   79,449          3.25           NR/NR   Telesat Canada, Inc., U.S. Term II Loan,
                                          10/31/14                                              78,357
  337,972          2.75         BB-/Ba3   West Corp., Term B2 Loan, 10/24/13                   334,170
1,263,468          4.61         BB-/Ba3   West Corp., Term B4 Loan, 7/15/16                  1,255,045
  354,887          4.63         BB-/Ba3   West Corp., Term B5 Loan, 7/15/16                    352,669
  291,761          3.12           NR/NR   Windstream Corp., Tranche B2 Term Loan,
                                          12/17/15                                             290,424
                                                                                          ------------
                                                                                          $  3,222,862
------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 2.1%
1,870,313          4.50           NR/NR   Cellular South, Inc., Term Loan, 7/27/17        $  1,865,637
  995,000          5.25          BB-/B1   Intelsat Jackson Holdings SA, Tranche B Term
                                          Loan, 4/2/18                                         992,202
1,259,242          4.07           NR/NR   MetroPCS, Inc., Tranche B2 Term Loan, 11/3/16      1,250,978
  298,499          4.00           NR/NR   MetroPCS, Inc., Tranche B3 Term Loan, 3/19/18        294,519
1,985,000          5.25         BB+/Ba2   Syniverse Holdings, Inc., Term Loan, 12/21/17      1,991,203
                                                                                          ------------
                                                                                          $  6,394,539
                                                                                          ------------
                                          Total Telecommunication Services                $ 11,597,451
------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 3.2%
                                          Electric Utilities -- 1.5%
1,421,392          5.75           NR/NR   Equipower Resources Corp., Term B Facility
                                          Loan, 1/26/18                                   $  1,421,392
1,397,727          7.75           NR/NR   Race Point Power, Term Loan, 1/11/18               1,385,497
2,528,934          4.76        BBB-/Ba1   Texas Competitive Electric Holdings Co. LLC,
                                          2017 Term Loan, 10/10/17                           1,729,791
                                                                                          ------------
                                                                                          $  4,536,680
------------------------------------------------------------------------------------------------------
                                          Independent Power Producers & Energy
                                          Traders -- 1.1%
1,676,575          4.25         BB+/Ba1   AES Corp., Initial Term Loan, 6/1/18            $  1,676,785
1,442,750          4.50          BB-/B1   Calpine Corp., Term Loan, 4/1/18                   1,430,577
   91,980          0.12           B+/B2   Mach Gen LLC, Synthetic LC Term Loan,
                                          2/22/13                                               85,312
                                                                                          ------------
                                                                                          $  3,192,674
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Floating Rate Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
Principal    Rate (b)      Ratings
Amount ($)   (unaudited)   (unaudited)                                                    Value
-----------------------------------------------------------------------------------------------------
                                          Multi-Utilities -- 0.6%
 1,990,000         4.75         B+/Caa1   Sensus USA, Inc., 1st Lien Term Loan, 5/9/17   $  1,960,150
                                                                                         ------------
                                          Total Utilities                                $  9,689,504
-----------------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE LOAN
                                          INTERESTS
                                          (Cost $282,431,967)                            $276,534,507
-----------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 97.6%
                                          (Cost $301,041,175) (a)                        $295,187,036
-----------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 2.4%           $  7,357,723
-----------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                     $302,544,759
=====================================================================================================

*      Non-income producing security.

+      Rounds to less than 0.1%.

NR     Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2011, the value of these securities amounted to $2,225,565 or 0.7% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $301,125,727 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 1,512,628
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (7,451,319)
                                                                                   -----------
       Net unrealized loss                                                         $(5,938,691)
                                                                                   ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
       Note 1A.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2011 aggregated $337,180,252 and $156,654,762, respectively.


The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    35

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets:


-------------------------------------------------------------------------------------------------
                                        Level 1       Level 2           Level 3      Total
-------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds             $     --     $  1,603,750      $     --     $  1,603,750
 Preferred Stocks                         114,470               --            --          114,470
 Common Stock                                  --          154,067       108,223          262,290
 Asset Backed Securities                       --        2,934,436            --        2,934,436
 Collateralized Mortgage Obligations           --        2,505,402            --        2,505,402
 Corporate Bonds                               --       11,232,181            --       11,232,181
 Senior Floating Rate Loan Interests           --      276,534,507            --      276,534,507
-------------------------------------------------------------------------------------------------
 Total                                   $114,470     $294,964,343      $108,223     $295,187,036
=================================================================================================
 Other Financial Instruments*            $     --     $    (24,724)     $     --     $    (24,724)
-------------------------------------------------------------------------------------------------

*  Other financial instruments include foreign exchange contracts.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------
                                                                            Senior
                                                                            Floating
                                                           Common           Rate Loan
                                                           Stocks           Interests
-------------------------------------------------------------------------------------
 Balance as of 10/31/10                                    $ 39,836         $338,403
 Realized gain (loss)1                                          --               --
 Change in unrealized appreciation (depreciation)(2)         68,387          (23,193)
 Net purchases (sales)                                           --           (9,169)
 Transfers in and out of Level*                                  --         (306,041)
-------------------------------------------------------------------------------------
 Balance as of 10/31/11                                    $108,223         $     --
=====================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

*    Transfers are calculated on the beginning of period values.

Net change in unrealized appreciation (depreciation) of Level 3
investments still held and  considered Level 3 as of 10/31/11            $68,387
                                                                         -------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Statement of Assets and Liabilities | 10/31/11


ASSETS:
  Investment in securities (cost $301,041,175)                            $295,187,036
  Cash                                                                       6,802,276
  Foreign currencies, at value (cost $53,169)                                   54,204
  Receivables --
   Investment securities sold                                                1,312,225
   Fund shares sold                                                          2,425,828
   Dividends and interest                                                    1,321,265
   Due from Pioneer Investment Management, Inc.                                 35,738
  Other                                                                         39,890
--------------------------------------------------------------------------------------
     Total assets                                                         $307,178,462
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,959,601
   Fund shares repurchased                                                   2,227,815
   Dividends                                                                   176,962
   Forward foreign currency contracts, open                                     24,724
  Due to affiliates                                                             78,229
  Unrealized depreciation on unfunded corporate loans                           13,366
  Accrued expenses                                                             153,006
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  4,633,703
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $310,180,250
  Undistributed net investment income                                          147,468
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (1,891,737)
  Net unrealized loss on investments                                        (5,867,505)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (23,717)
--------------------------------------------------------------------------------------
     Total net assets                                                     $302,544,759
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $176,701,454/26,090,726 shares)                       $       6.77
  Class C (based on $65,237,501/9,626,826 shares)                         $       6.78
  Class Y (based on $60,595,823/8,933,530 shares)                         $       6.78
  Class Z (based on $9,981/1,468 shares)                                  $       6.80
MAXIMUM OFFERING PRICE:
  Class A ($6.77 [divided by] 95.5%)                                      $       7.09
======================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    37

Statement of Operations

For the Year Ended 10/31/11

INVESTMENT INCOME:
  Interest                                                                  $ 16,050,789
  Dividends                                                                        4,908
--------------------------------------------------------------------------------------------------------
     Total investment income                                                                 $16,055,697
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  1,729,374
  Transfer agent fees
   Class A                                                                        63,429
   Class C                                                                        24,258
   Class Y                                                                        10,491
   Class Z                                                                             6
  Distribution fees
   Class A                                                                       429,699
   Class C                                                                       587,562
  Shareholder communications expense                                             180,480
  Administrative reimbursement                                                    85,041
  Custodian fees                                                                  53,340
  Registration fees                                                              109,102
  Professional fees                                                               83,365
  Printing expense                                                                81,121
  Fees and expenses of nonaffiliated Trustees                                     10,446
  Interest expense                                                                 5,892
  Miscellaneous                                                                   89,776
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                          $ 3,543,382
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                               (35,738)
--------------------------------------------------------------------------------------------------------
     Net expenses                                                                            $ 3,507,644
--------------------------------------------------------------------------------------------------------
       Net investment income                                                                 $12,548,053
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:
  Net realized loss on:
   Investments                                                              $   (522,557)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (59,717)    $  (582,274)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                              $ (7,736,707)
   Unfunded corporate loans                                                      (15,587)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           (23,717)    $(7,776,011)
--------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                  $(8,358,285)
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                       $ 4,189,768
========================================================================================================

The accompanying notes are an integral part of these financial statements.

38    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                     Year Ended          Year Ended
                                                                     10/31/11            10/31/10
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $ 12,548,053        $  3,575,754
Net realized gain (loss) on investments and foreign currency
  transactions                                                           (582,274)            666,674
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (7,776,011)          2,601,004
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  4,189,768        $  6,843,432
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.30 and $0.32 per share, respectively)                 $ (7,538,271)       $ (2,329,063)
   Class C ($0.25 and $0.26 per share, respectively)                   (2,120,981)           (657,462)
   Class Y ($0.32 and $0.33 per share, respectively)                   (2,673,529)           (648,259)
   Class Z ($0.05 and $0.00 per share, respectively)                          (79)                 --
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $(12,332,860)       $ (3,634,784)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $347,829,437        $132,808,051
Reinvestment of distributions                                          10,059,808           2,205,306
Cost of shares repurchased                                           (181,682,961)        (56,402,730)
-----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                         $176,206,284        $ 78,610,627
-----------------------------------------------------------------------------------------------------
   Net increase in net assets                                        $168,063,192        $ 81,819,275
NET ASSETS:
Beginning of year                                                     134,481,567          52,662,292
-----------------------------------------------------------------------------------------------------
End of year                                                          $302,544,759        $134,481,567
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    147,468        $    (53,179)
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    39

------------------------------------------------------------------------------------------------
                                     '11 Shares      '11 Amount       '10 Shares     '10 Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           27,533,982     $190,031,675     13,967,799     $94,637,506
Reinvestment of distributions            949,984        6,514,391        246,024       1,663,322
Less shares repurchased              (15,946,532)    (108,422,821)    (4,815,258)    (32,448,645)
------------------------------------------------------------------------------------------------
   Net increase                       12,537,434     $ 88,123,245      9,398,565     $63,852,183
================================================================================================
Class C
Shares sold                            9,140,903     $ 63,270,142      3,236,798     $21,901,053
Reinvestment of distributions            259,218        1,779,066         49,493         334,915
Less shares repurchased               (3,220,120)     (21,822,362)    (1,847,449)    (12,467,892)
------------------------------------------------------------------------------------------------
   Net increase                        6,180,001     $ 43,226,846      1,438,842     $ 9,768,076
================================================================================================
Class Y
Shares sold                           13,651,680     $ 94,517,620      2,392,111     $16,269,492
Reinvestment of distributions            256,726        1,766,351         30,491         207,069
Less shares repurchased               (7,536,617)     (51,437,778)    (1,697,930)    (11,486,193)
------------------------------------------------------------------------------------------------
   Net increase                        6,371,789     $ 44,846,193        724,672     $ 4,990,368
================================================================================================
Class Z*
Shares sold                                1,468     $     10,000
------------------------------------------------------------------------------------------------
   Net increase                            1,468     $     10,000
================================================================================================

*  Class Z shares were first publicly offered on August 8, 2011.

The accompanying notes are an integral part of these financial statements.

40    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended  Year Ended  Year Ended  Year Ended  2/14/07 (a)
                                                                         10/31/11    10/31/10    10/31/09    10/31/08    to 10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                     $   6.87     $  6.58     $  5.64     $  7.29    $  7.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $   0.31     $  0.31     $  0.32     $  0.40    $  0.32
 Net realized and unrealized gain (loss) on investments                     (0.11)       0.30        0.95      ( 1.62)     (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations       $   0.20     $  0.61     $  1.27     $ (1.22)   $  0.09
Distributions to shareowners:
 Net investment income                                                   $  (0.30)    $ (0.32)    $ (0.33)    $ (0.43)   $ (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $   6.77     $  6.87     $  6.58     $  5.64    $  7.29
====================================================================================================================================
Total return*                                                                2.98%       9.44%      23.50%    (17.57)%      1.21%(b)
Ratio of net expenses to average net assets+                                 1.10%       1.10%       1.10%      1.10%       1.10%**
Ratio of net investment income to average net assets+                        4.47%       4.48%       5.26%      5.85%       6.31%**
Portfolio turnover rate                                                        57%         37%         23%        30%         49%(b)
Net assets, end of period (in thousands)                                 $176,701     $93,183     $27,333     $9,130     $11,216
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                              1.12%       1.29%       1.58%      1.40%       1.47%**
   Net investment income                                                     4.45%       4.30%       4.78%      5.55%       5.94%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                              1.10%       1.10%       1.10%      1.10%       1.10%**
   Net investment income                                                     4.47%       4.48%       5.26%      5.85%       6.31%**
====================================================================================================================================

(a) Class A shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Fund | Annual Report | 10/31/11  41

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended  Year Ended  Year Ended  Year Ended  2/14/07 (a)
                                                                         10/31/11    10/31/10    10/31/09    10/31/08    to 10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                     $  6.87     $  6.58     $  5.63     $ 7.29      $  7.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.26     $  0.25     $  0.27     $ 0.34      $  0.28
 Net realized and unrealized gain (loss) on investments                    (0.10)       0.30        0.96      (1.63)       (0.23)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations       $  0.16     $  0.55     $  1.23     $(1.29)     $  0.05
Distributions to shareowners:
 Net investment income                                                   $ (0.25)    $ (0.26)    $ (0.28)    $(0.37)     $ (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  6.78     $  6.87     $  6.58     $ 5.63      $  7.29
====================================================================================================================================
Total return*                                                               2.33%       8.47%      22.63%    (18.46)%       0.70%(b)
Ratio of net expenses to average net assets+                                1.89%       2.00%       2.00%      2.00%        2.00%**
Ratio of net investment income to average net assets+                       3.68%       3.59%       4.60%      4.96%        5.38%**
Portfolio turnover rate                                                       57%         37%         23%        30%          49%(b)
Net assets, end of period (in thousands)                                 $65,238     $23,703     $13,219     $9,040      $10,959
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.89%       2.04%       2.29%      2.30%        2.32%**
 Net investment income                                                      3.68%       3.55%       4.31%      4.66%        5.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.89%       2.00%       2.00%      2.00%        2.00%**
 Net investment income                                                      3.68%       3.59%       4.60%      4.96%        5.38%**
====================================================================================================================================

(a) Class C shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

42  Pioneer Floating Rate Fund | Annual Report | 10/31/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended  Year Ended  Year Ended  Year Ended  2/14/07 (a)
                                                                         10/31/11    10/31/10    10/31/09    10/31/08    to 10/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $  6.89     $  6.59     $  5.64     $  7.29     $ 7.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                   $  0.33     $  0.32     $  0.32     $  0.40     $ 0.33
 Net realized and unrealized gain (loss) on investments                    (0.12)       0.31        0.96       (1.62)     (0.24)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations       $  0.21     $  0.63     $  1.28     $ (1.22)    $ 0.09
Distributions to shareowners:
 Net investment income                                                   $ (0.32)    $ (0.33)    $ (0.33)    $ (0.43)    $(0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  6.78     $  6.89     $  6.59     $  5.64     $ 7.29
====================================================================================================================================
Total return*                                                               3.11%       9.71%      23.70%     (17.53)%     1.24%(b)
Ratio of net expenses to average net assets+                                0.88%       0.92%       1.09%       1.08%      1.11%**
Ratio of net investment income to average net assets+                       4.70%       4.67%       5.58%       5.82%      6.27%**
Portfolio turnover rate                                                       57%         37%         23%         30%        49%(b)
Net assets, end of period (in thousands)                                 $60,596     $17,659     $12,109     $10,491     $9,730
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.88%       0.95%       1.24%       1.27%      1.32%**
 Net investment income                                                      4.70%       4.64%       5.43%       5.63%      6.06%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.88%       0.92%       1.09%       1.08%      1.11%**
 Net investment income                                                      4.70%       4.67%       5.58%       5.82%      6.27%**
====================================================================================================================================

(a) Class Y shares were first publicly offered on February 14, 2007.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Fund | Annual Report | 10/31/11  43

----------------------------------------------------------------------------------
                                                                       8/8/11 (a)
                                                                       to 10/31/11
----------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                                  $ 6.81
----------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                $ 0.07
  Net realized and unrealized loss on investments                       (0.03)
----------------------------------------------------------------------------------
    Net increase in net assets from investment operations              $ 0.04
 Distributions to shareowners:
  Net investment income                                                $(0.05)
----------------------------------------------------------------------------------
 Net asset value, end of period                                        $ 6.80
==================================================================================
 Total return*                                                           0.65%(b)
 Ratio of net expenses to average net assets+                            0.90%**
 Ratio of net investment income to average net assets+                   4.86%**
 Portfolio turnover rate                                                   57%
 Net assets, end of period (in thousands)                              $   10
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                            1.22%**
  Net investment income                                                   4.54%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                            0.90%**
  Net investment income                                                   4.86%**
==================================================================================

(a) Class Z shares were first publicly offered on August 8, 2011.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Notes to Financial Statements | 10/31/11

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers four classes of shares designated as Class A, Class C, and Class Y and Class Z shares. Class A, Class C and Class Y shares were first publicly offered on February 14, 2007 and Class Z shares were first publicly offered on August 8, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares or Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    45

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by values obtained from dealers, brokers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At October 31, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.04% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.


46    Pioneer Floating Rate Fund | Annual Report | 10/31/11

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2011, the Fund had a net capital loss carryforward of $1,891,734 of which the following amounts will expire between 2016 and 2019, if not utilized: $349,923 in 2016, $967,278 in 2017 and $574,533 in 2019.

   At October 31, 2011, the Fund reclassified $14,546 to decrease undistributed net investment income and $14,546 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    47
   incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:



--------------------------------------------------------------------------------
                                                  2011                2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                            $12,332,860          $3,634,784
--------------------------------------------------------------------------------
    Total                                  $12,332,860          $3,634,784
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:

--------------------------------------------------------------------------------
                                                                      2011
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                     $384,255
Capital loss carryforward                                       (1,891,734)
Dividend payable                                                  (176,962)
Net unrealized loss                                             (5,951,050)
--------------------------------------------------------------------------------
    Total                                                      $(7,635,491)
================================================================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization, the mark-to-market of forward currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


48    Pioneer Floating Rate Fund | Annual Report | 10/31/11

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $98,137 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2011.

E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

F.  Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    49
   contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% of the excess over $500 million. For the year ended October 31, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.10%, 2.00% and 0.90% of the Fund's average daily net assets attributable to Class A, Class C and Class Z shares, respectively. Fees waived and expenses reimbursed during the period ended October 31, 2011, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2012 for Class A and Class C shares and through March 1, 2013 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,635 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


50    Pioneer Floating Rate Fund | Annual Report | 10/31/11

For the year ended October 31, 2011, such out-of-pocket expenses by class of shares were as follows:

-------------------------------------------------------------------------------
 Shareholder Communications:
-------------------------------------------------------------------------------
 Class A                                                              $ 92,396
 Class C                                                                39,667
 Class Y                                                                48,416
 Class Z                                                                     1
-------------------------------------------------------------------------------
    Total                                                             $180,480
===============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $53,594 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,000 in distribution fees payable to PFD at October 31, 2011.

In addition, redemptions of each class of shares (except Class Y and Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchases as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2011, CDSCs in the amount of $58,874 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2011, the Fund's expenses were not reduced under such arrangements.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    51

6. Forward Foreign Currency Contracts

At October 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2011 was $3,400,000. At October 31, 2011, the Fund had no outstanding settlement contracts. Open portfolio hedges at October 31, 2011 were as follows:

----------------------------------------------------------------------------------------------------
                        Net                                                             Net
                        Contracts to    In Exchange      Settlement                     Unrealized
 Currency               deliver         For USD          Date          Value            Gain (Loss)
----------------------------------------------------------------------------------------------------
 EUR
  (Euro)                (1,800,000)     $(2,485,064)     12/15/11      $(2,505,400)     $(20,336)
 NOK
  (Norwegian Krone)     (1,600,000)        (283,702)     12/15/11         (288,090)       (4,388)
----------------------------------------------------------------------------------------------------
    Total                                                                               $(24,724)
====================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2011, the average daily amount of borrowings outstanding during the period was $5,000,000. The related weighted average annualized interest rate for the period was 1.51%, and the total interest expense on such borrowings was $5,892. On October 31, 2011, the Fund had no borrowings under this agreement.


52    Pioneer Floating Rate Fund | Annual Report | 10/31/11

8. Unfunded Loan Commitments

As of October 31, 2011, the Fund had unfunded loan commitments of approximately $297,030 (excluding unrealized depreciation on those commitments of $13,366 as of October 31, 2011), which could be extended at the option of the borrower pursuant to the following loan agreements:

---------------------------------------------------------------------------------------------
                                                                                  Unrealized
 Borrower                                Shares       Cost          Value         Loss
---------------------------------------------------------------------------------------------
 National Security Hospitals, Delayed
  Draw Term Loan                         297,030      $297,030      $283,664      $ (13,366)
---------------------------------------------------------------------------------------------

9. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of October 31, 2011 were as follows:

---------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                  Asset Derivatives 2011          Liabilities Derivatives 2011
Hedging Instruments             -------------------------------------------------------------------
Under Accounting
Standards Codification            Balance Sheet                   Balance Sheet
(ASC) 815                         Location            Value       Location                 Value
---------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts       Receivables         $ --        Payables                 $24,724
---------------------------------------------------------------------------------------------------
    Total                                             $ --                                 $24,724
===================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 was as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not                                                                           Change in
Accounted for as                                                          Realized        Unrealized
Hedging Instruments                                                       Gain on         Gain or (Loss)
Under Accounting                Location of Gain or (Loss)                Derivatives     on Derivatives
Standards Codification          on Derivatives Recognized                 Recognized      Recognized
(ASC) 815                       in Income                                 in Income       in Income
---------------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Net realized gain on forward foreign      $45,431
                                currency contracts and other assets
                                and liabilities denominated in foreign
                                currencies
 Foreign Exchange Contracts     Change in unrealized gain (loss) on                       $(24,724)
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners
of Pioneer Floating Rate Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Fund (the "Fund") (one of the portfolios constituting Pioneer Series Trust VI), including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                /s/ Ernst & Young LLP


Boston, Massachusetts
December 23, 2011


54    Pioneer Floating Rate Fund | Annual Report | 10/31/11

ADDITIONAL INFORMATION (unaudited)

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 96.21%.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    55

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


56    Pioneer Floating Rate Fund | Annual Report | 10/31/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
 Name and Age               with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2006.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin, until October 2011);
                            President and a director of Pioneer Alternative Investment Man-
                            agement (Bermuda) Limited and affiliated funds; Deputy Chair-
                            man and a director of Pioneer Global Asset Management S.p.A.
                            ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc. (since
                            2004); Director of Fiduciary Counseling, Inc.; President and
                            Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                       Pioneer Floating Rate Fund | Annual Report | 10/31/11  57

Independent Trustees

--------------------------------------------------------------------------------
                              Position Held           Length of Service
Name and Age                  with the Fund           and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)            Trustee                 Trustee since 2006.
                                                      Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (63)              Trustee                Trustee since 2006.
                                                      Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
----------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate advi-       Director of Enterprise Com-
                     sory services company) (1997 - 2004 and 2008 - present);               munity Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial advi-       Director of Marriott Interna-
                     sory firm) (1991 - present); Senior Managing Director, Brock           tional, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) (2010 -               present); Director of Dis-
                     present); Managing Director, Federal Housing Finance Board             cover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and elec-
                     Vice President and Head of International Finance, Federal              tronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          Co. (engine manufacturer)
                     U.S. Treasury Department (1982 - 1984); and Vice President             (2004 - 2009); Former
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Director of UAL Corporation
                     (1976 - 1982)                                                          (airline holding company)
                                                                                            (2006 - 2010); Director of
                                                                                            ManTech International Cor-
                                                                                            poration (national security,

58  Pioneer Floating Rate Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------
                                  Position Held       Length of Service
Name and Age                      with the Fund       and Term of Office
--------------------------------------------------------------------------------
Mary K. Bush (continued)




--------------------------------------------------------------------------------
Benjamin M. Friedman (67)         Trustee             Trustee since 2008.
                                                      Serves until a successor
                                                      trustee is elected or
                                                      earlier retirement or
                                                      removal.
--------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age                Principal Occupation                                           Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (continued)                                                                   defense, and intelligence
                                                                                           technology firm) (2006 -
                                                                                           present); Member, Board of
                                                                                           Governors, Investment Com-
                                                                                           pany Institute (2007 -
                                                                                           present); Member, Board of
                                                                                           Governors, Independent
                                                                                           Directors Council (2007 -
                                                                                           present); Former Director of
                                                                                           Brady Corporation (2000 -
                                                                                           2007); Former Director of
                                                                                           Mortgage Guaranty Insur-
                                                                                           ance Corporation (1991 -
                                                                                           2006); Former Director of
                                                                                           Millennium Chemicals, Inc.
                                                                                           (commodity chemicals)
                                                                                           (2002 - 2005); Former
                                                                                           Director, R.J. Reynolds
                                                                                           Tobacco Holdings, Inc.
                                                                                           (tobacco) (1999 - 2005);
                                                                                           and Former Director of
                                                                                           Texaco, Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                            University (1972 - present)                                    Funds Investment Trust and
                                                                                           Mellon Institutional Funds
                                                                                           Master Portfolio (oversaw
                                                                                           17 portfolios in fund com-
                                                                                           plex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Fund | Annual Report | 10/31/11
59

-------------------------------------------------------------------------------
                               Position Held      Length of Service
Name and Age                   with the Fund      and Term of Office
-------------------------------------------------------------------------------
Margaret B.W. Graham (64)      Trustee            Trustee since 2006.
                                                  Serves until a successor
                                                  trustee is elected or
                                                  earlier retirement or
                                                  removal.
-------------------------------------------------------------------------------
Thomas J. Perna (61)           Trustee            Trustee since 2006.
                                                  Serves until a successor
                                                  trustee is elected or
                                                  earlier retirement or
                                                  removal.
-------------------------------------------------------------------------------
Marguerite A. Piret (63)       Trustee            Trustee since 2006.
                                                  Serves until a successor
                                                  trustee is elected or
                                                  earlier retirement or
                                                  removal.
-------------------------------------------------------------------------------
Stephen K. West (83)           Trustee            Trustee since 2006.
                                                  Serves until a successor
                                                  trustee is elected or
                                                  earlier retirement or
                                                  removal.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
-------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-    Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);     cial Solutions, Inc. (investor
                            private investor (2004 - 2008); and Senior Executive Vice Presi-    communications and securi-
                            dent, The Bank of New York (financial and securities services)      ties processing provider for
                            (1986 - 2004)                                                       financial services industry)
                                                                                                (2009 - present); and
                                                                                                Director, Quadriserv, Inc.
                                                                                                (2005 - present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm) (1981 - present)                     High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company) (2004 - present);
                                                                                                and member, Board of Gov-
                                                                                                ernors, Investment Company
                                                                                                Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)        Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -          Director, The Swiss Helvetia
                            present); and Partner, Sullivan & Cromwell LLP (prior to 1998)      Fund, Inc. (closed-end
                                                                                                investment company); and
                                                                                                Director, AMVESCAP, PLC
                                                                                                (investment manager)
                                                                                                (1997 - 2005)
-------------------------------------------------------------------------------------------------------------------------------

60  Pioneer Floating Rate Fund | Annual Report | 10/31/11

Fund Officers

--------------------------------------------------------------------------------
                             Position Held            Length of Service
Name and Age                 with the Fund            and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary                Since 2010. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary      Since 2010. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary      Since 2010. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer                Since 2008. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer      Since 2006. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer      Since 2006. Serves at
                                                      the discretion of the
                                                      Board.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
                             Funds from March 2004 to February 2008
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Fund | Annual Report | 10/31/11
61

-------------------------------------------------------------------------------
                          Position Held           Length of Service
Name and Age              with the Fund           and Term of Office
-------------------------------------------------------------------------------
David F. Johnson (31)     Assistant Treasurer     Since 2009. Serves at
                                                  the discretion of the
                                                  Board.
-------------------------------------------------------------------------------
Jean M. Bradley (59)      Chief Compliance        Since 2010. Serves at
                          Officer                 the discretion of the
                                                  Board.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
------------------------------------------------------------------------------------------------------------------


62  Pioneer Floating Rate Fund | Annual Report | 10/31/11

                           This page for your notes.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    63

                           This page for your notes.


64    Pioneer Floating Rate Fund | Annual Report | 10/31/11

                           This page for your notes.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    65

                           This page for your notes.


66    Pioneer Floating Rate Fund | Annual Report | 10/31/11

                           This page for your notes.


                     Pioneer Floating Rate Fund | Annual Report | 10/31/11    67

                           This page for your notes.


68    Pioneer Floating Rate Fund | Annual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                      Pioneer Multi-Asset Real Return Fund
--------------------------------------------------------------------------------
                      Annual Report | October 31, 2011
--------------------------------------------------------------------------------



                      Ticker Symbols:
                      Class A   PMARX
                      Class C   PRRCX
                      Class Y   PMYRX















                      [LOGO]PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         33

Notes to Financial Statements                                                40

Report of Independent Registered Public Accounting Firm                      51

Trustees, Officers and Service Providers                                     53


            Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


            Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    3

Portfolio Management Discussion | 10/31/11

In the following discussion, Michele Garau reviews recent market events and describes the factors that affected the performance of Pioneer Multi-Asset Real Return Fund during the 12-month period ended October 31, 2011. Mr. Garau, vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund.

Q Could you review the Fund's overall investment approach?

A The Fund seeks to generate real returns -- or, in other words, a return in excess of inflation -- across a full range of economic scenarios. While many real return portfolios focus exclusively on hard assets (such as gold, commodities, oil, and real estate) and/or Treasury Inflation Protected Securities ("TIPS"), we believe that a diversified, flexible approach that allocates between those real assets and traditional financial assets such as stocks and bonds may yield better long-term results. We believe the Fund's "go anywhere" investment philosophy provides us with a greater degree of latitude in our quest to achieve positive real returns over time, no matter what the level of inflation.

Q How did the Fund perform during the 12 months ended October 31, 2011?

A Pioneer Multi-Asset Real Return Fund Class A shares returned 6.60% at net asset value over the 12 months ended October 31, 2011, while the Fund's benchmark, the Barclays Capital U.S. Treasury TIPS 1-10 Year Index (the Barclays Index), returned 7.02%. Over the same period, the average return of the 178 mutual funds in Lipper's Flexible Portfolio Funds category was 3.69%.

Q How would you describe the investment environment for the Fund over the 12 months ended October 31, 2011?

A The past year was an outstanding time for developed-market government bonds, including U.S. TIPS. During the second half of the Fund's annual reporting period, signs of slower economic growth and the intensification of the European debt crisis prompted investors to search for so-called "safe haven" investments. The investor flight to safety led to substantial returns for developed-market government bonds during the 12-month period, but also led to much weaker showings for investments that were seen as being higher-risk and/or economically sensitive.

  The Fund -- which is highly diversified -- holds investments in equities and commodities, neither of which kept up with the stellar return of TIPS


4    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11
  over the 12-month period. The Fund's positioning explains the performance shortfall relative to the Barclays Index over the 12-month period. On a longer-term basis, we believe that we are most likely to achieve positive real returns for the Fund by using a diversified approach that seeks to take advantage of the full range of investment opportunities in the global financial markets.

Q How were the Fund's assets allocated as of the end of the 12-month period, on October 31, 2011?

A As of October 31, 2011, 59% of the Fund's assets were invested in equities, 31% were held in fixed-income investments, 9% were in commodities, and the remaining 1% was in cash.

Q How did the Fund's equity position affect performance over the 12 months ended
  October 31, 2011, and how was the Fund positioned within the asset class?

A Despite the broader market weakness that occurred over the second half of the 12-month period, the Fund's equity position finished the full fiscal year firmly in positive territory on an absolute basis, and also performed well relative to the broader equity indices. The Fund's performance was aided by our preference for stocks with above-average dividend yields, which provided the dual benefits of a substantial income stream as well as a measure of insulation against the late summer/early autumn downturn in the equity markets. (Dividend yield is defined as the ratio that shows how much a company pays out in dividends each year relative to its stock's share price.)

  Over the 12-month period, stocks with above-average dividend yields benefited the Fund's performance not only because of the income stream the Fund received, but also because the dividend yields on equities, in general, produced higher "real" yields than fixed-income investments, such as corporate bonds and government securities. (Real yield is defined as the return from an investment, adjusted for the effects of inflation.)

  We hold a positive view on equities at this stage, as the asset class appears very inexpensive compared with both corporate and government bonds. We added to the Fund's position in equities in the wake of the market downturn, bringing the portfolio's equity weighting to 59% as of October 31, 2011, up from 44% at the end of June 2011.

  The Fund's equity allocation is divided roughly into thirds, with positions in the United States, the developed international markets, and the emerging markets. In the United States, we continue to focus on stable, high-dividend stocks such as Bristol-Myers Squibb, Altria Group, and Coca-Cola. Overseas, the Fund's positions in Europe are tilted towards stocks that are least affected by the region's debt crisis, such as those in the consumer staples,


            Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    5
  reinsurance, and luxury-brand sectors. In Japan, we favor companies in the capital goods and food/tobacco sectors. The Fund's emerging markets weighting emphasizes Asia, where the largest country weightings are in Singapore, Indonesia, Hong Kong, and the Philippines.

Q Could you discuss the Fund's performance and positioning in the global bond markets during the 12-month period ended October 31, 2011?

A The Fund's bond allocation delivered a positive return during the 12-month period, and that helped to mitigate some of the elevated market volatility in stocks and commodities. As of October 31, 2011, the Fund's bond weighting was allocated as follows: 25% in U.S. government debt; 50% in non-U.S. government issues; and 25% in corporates.

  We are not enthusiastic about the outlook for government bonds, which look very expensive following their rally in the late summer/early autumn. With few exceptions, yields are lower than nominal rates of gross domestic product
  (GDP) growth and, in many instances, are even lower than consumer price index
  (CPI) inflation rates. At the same time, the debt problems faced by most developed countries indicate that government bonds are no longer "risk-free." In fact, we see very few countries currently holding a AAA credit rating as being worthy of the designation. Consequently, our preference in the sovereign-bond arena is for the paper issued by governments running low budget deficits and debt-to-GDP ratios. Today, most of the countries falling into that category are part of the Asia/ Pacific (ex-Japan) region. We also favor Norway and select countries within Latin America (Colombia, Peru, and Brazil).

  We made significant changes in the Fund's fixed-income allocation late in the annual reporting period. Specifically, we sold the Fund out of TIPS and moved the proceeds into long-term Treasury bonds -- a move that proved helpful to performance given the surge in Treasury prices in the second half of the annual reporting period. Longer-term Treasuries, in our view, are the only portion of the U.S. government yield curve that offer any yield worth mentioning. In addition, they have the capacity to absorb the shocks caused by volatility in the equity and commodities markets.

  The Fund continues to hold a position in corporate debt, a sector that we believe offers superior yields to government bonds. At the same time, however, our enthusiasm is tempered because the asset class continues to appear overvalued in relation to stocks. In the corporate segment, we tend to favor longer-term issues, which allows the Fund to pick up extra yield.

Q How was the Fund positioned in commodities over the 12 months ended
  October 31, 2011?

A The Fund's commodity positioning made a positive contribution to performance during the 12-month period. The portfolio's commodity


6    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11
  weighting is allocated among exchange-traded funds (ETFs) representing food and agricultural commodities, gold, and palladium/platinum/rhodium (held via equity investments in pure-play mining companies). We actively shift the weightings within the Fund's commodity allocation as opportunities present themselves. For instance, we cut exposure to oil and added exposure to gold during the summer of 2011, which aided the Fund's return in light of gold's subsequent outperformance. We have since cut the Fund's position in gold back to previous levels, as we see more limited opportunity in the metal at this stage. We believe the active approach is the best way to address a volatile area of the market such as commodities.

Q Do you have any closing thoughts for investors?

A While we doubt that the prevailing pessimistic views on the U.S. economy are fully justified, we expect that slow economic growth will be with us for quite some time. For this reason, we see little near-term threat of inflation. What's more, headline inflation numbers have been subdued, U.S. consumers continue to deleverage, and emerging market central banks appear to have contained the threat of nascent inflation through their interest rate hikes earlier this year. It should be noted, however, that despite the low levels of inflation we've seen, government bond yields are even lower and, therefore, have been producing negative real yields.

  However, it is important to keep in mind that the Fund's flexible, "go anywhere" approach means that we can position the portfolio for environments of low inflation, or even deflation, if conditions warrant. Our flexible mandate also provides us with the latitude to take full advantage of volatility by shifting the portfolio's weightings as we see values emerge within the rapidly moving global financial markets.

  From a longer-term standpoint, we believe the Fund can play an important role in helping appropriate investors manage the risk of inflation, while also potentially enhancing performance and reducing volatility in their portfolios.

Please refer to the Schedule of Investments on pages 17-32 for a full listing of Fund securities.


            Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    7

All investments are subject to risk, including the possible loss of principal.

Pioneer Multi-Asset Real Return ("MARR") Fund has the ability to invest in a wide variety of securities and asset classes.

In addition, the Fund is non-diversified which means it can invest a higher percentage of its assets in the securities of any one or more issuers. This will increase the Fund's potential risk exposure.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index


8    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11
volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small-and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

These risks may increase share price volatility.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


            Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    9

Portfolio Summary | 10/31/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                      32.1%
Government                                      17.6%
Consumer Staples                                 9.8%
Consumer Discretionary                           7.7%
Industrials                                      7.4%
Materials                                        5.8%
Health Care                                      5.4%
Energy                                           5.4%
Telecommunication Services                       3.2%
Information Technology                           3.1%
Utilities                                        2.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    PowerShares DB Agriculture                                     3.93%
--------------------------------------------------------------------------------
    2.    Ishares Gold Trust                                             2.95
--------------------------------------------------------------------------------
    3.    Indonesia Treasury Bond, 11.0%, 11/15/20                       2.03
--------------------------------------------------------------------------------
    4.    U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41         1.75
--------------------------------------------------------------------------------
    5.    Bristol Myers Squibb Co.                                       1.72
--------------------------------------------------------------------------------
    6.    U.S. Treasury Inflation Indexed Bonds, 0.125%, 4/15/16         1.64
--------------------------------------------------------------------------------
    7.    S & P 500 Depository Receipt                                   1.60
--------------------------------------------------------------------------------
    8.    Nestle SA                                                      1.54
--------------------------------------------------------------------------------
    9.    Industrial and Commercial Bank of China, Ltd.                  1.51
--------------------------------------------------------------------------------
   10.    Philip Morris International, Inc.                              1.40
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Prices and Distributions | 10/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          10/31/11                          10/31/10
--------------------------------------------------------------------------------
       A                             $11.25                            $10.63
--------------------------------------------------------------------------------
       C                             $11.15                            $10.60
--------------------------------------------------------------------------------
       Y                             $11.29                            $10.65
--------------------------------------------------------------------------------

Distributions per Share: 11/1/10-10/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment            Short-Term           Long-Term
     Class             Income               Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A              $0.0771                   $ --                 $ --
--------------------------------------------------------------------------------
       C              $0.0499                   $ --                 $ --
--------------------------------------------------------------------------------
       Y              $0.0877                   $ --                 $ --
--------------------------------------------------------------------------------

The Barclays Capital U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    11

Performance Update | 10/31/11                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund at public offering price, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.


Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                8.72%         5.43%
 1 Year                                  6.60          1.81
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2011, as
 revised July 19, 2011)
--------------------------------------------------------------------------------
                                         Gross         Net
--------------------------------------------------------------------------------
                                         1.98%         1.24%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Multi-Asset      Barclays Capital U.S. Treasury
              Real Return Fund            TIPS 1-10 Year Index
 5/10             $ 9,550                       $10,000
10/10             $10,351                       $10,481
10/11             $11,034                       $11,217


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Performance Update | 10/31/11                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.


Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           If           If
Period                                     Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                  7.89%        7.89%
 1 Year                                    5.69         5.69
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2011, as
 revised July 19, 2011)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                           2.54%        2.14%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Multi-Asset      Barclays Capital U.S. Treasury
              Real Return Fund            TIPS 1-10 Year Index
 5/10             $10,000                       $10,000
10/10             $10,816                       $10,481
10/11             $11,431                       $11,217


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    13

Performance Update | 10/31/11                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Real Return Fund, compared to that of the Barclays Capital U.S. Treasury TIPS 1-10 Year Index.


Average Annual Total Returns
(As of October 31, 2011)
--------------------------------------------------------------------------------
                                           If           If
Period                                     Held         Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (5/3/10)                                  9.05%        9.05%
 1 Year                                    6.89         6.89
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated March 1, 2011, as
 revised July 19, 2011)
--------------------------------------------------------------------------------
                                           Gross        Net
--------------------------------------------------------------------------------
                                           1.45%        0.94%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

            Pioneer Multi-Asset      Barclays Capital U.S. Treasury
              Real Return Fund            TIPS 1-10 Year Index
 5/10           $5,000,000                    $5,000,000
10/10           $5,428,135                    $5,240,513
10/11           $5,801,896                    $5,608,553


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on actual returns from May 1, 2011, through October 31, 2011.

------------------------------------------------------------------------------------
 Share Class                                  A               C               Y
------------------------------------------------------------------------------------
 Beginning Account Value on 5/1/11        $1,000.00       $1,000.00       $1,000.00
------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 10/31/11                                $992.92         $989.42         $994.79
------------------------------------------------------------------------------------
 Expenses Paid During Period*                 $6.68          $10.68           $5.18
------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33%, 2.13% and 1.03% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the Expensed Paid During Period in the table above.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Real Return Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2011, through October 31, 2011.


--------------------------------------------------------------------------------------
 Share Class                                    A               C               Y
--------------------------------------------------------------------------------------
 Beginning Account Value on 5/1/11          $1,000.00       $1,000.00       $1,000.00
--------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 10/31/11                                $1,018.50       $1,014.47       $1,020.01
--------------------------------------------------------------------------------------
 Expenses Paid During Period*                   $6.77          $10.82           $5.24
--------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.33%, 2.13% and 1.03% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (to reflect the one-half year period) to calculate the Expensed Paid During Period in the table above.


16    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Schedule of Investments | 10/31/11 (Consolidated)

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                       COMMON STOCKS -- 54.9%
                       ENERGY -- 2.1%
                       Integrated Oil & Gas -- 2.1%
      27,029           Chevron Corp.                         $  2,839,396
      49,433           Total SA                                 2,627,325
                                                             ------------
                                                             $  5,466,721
                                                             ------------
                       Total Energy                          $  5,466,721
-------------------------------------------------------------------------
                       MATERIALS -- 3.3%
                       Construction Materials -- 1.0%
   5,672,500           Holcim Indonesia Tbk                  $  1,236,704
     794,000           PT Indocement Tunggal Prakarsa Tbk       1,466,467
                                                             ------------
                                                             $  2,703,171
-------------------------------------------------------------------------
                       Diversified Chemical -- 0.4%
      13,937           PPG Industries, Inc.                  $  1,204,296
-------------------------------------------------------------------------
                       Diversified Metals & Mining -- 0.8%
      50,070           Freeport-McMoRan Copper & Gold, Inc.
                       (Class B)                             $  2,015,818
-------------------------------------------------------------------------
                       Fertilizers & Agricultural Chemicals -- 0.5%
      26,465           Yara International ASA                $  1,264,937
-------------------------------------------------------------------------
                       Precious Metals & Minerals -- 0.6%
      72,950           Impala Platinum Holdings, Ltd.        $  1,696,206
                                                             ------------
                       Total Materials                       $  8,884,428
-------------------------------------------------------------------------
                       CAPITAL GOODS -- 6.5%
                       Aerospace & Defense -- 1.3%
      16,616           Northrop Grumman Corp.                $    959,574
      31,061           United Technologies Corp.                2,422,137
                                                             ------------
                                                             $  3,381,711
-------------------------------------------------------------------------
                       Construction & Farm Machinery &
                       Heavy Trucks -- 1.6%
      58,200           Komatsu, Ltd.                         $  1,473,078
      33,974           PACCAR, Inc.                             1,469,036
     450,500           United Tractors Tbk                      1,251,884
                                                             ------------
                                                             $  4,193,998
-------------------------------------------------------------------------
                       Industrial Conglomerates -- 1.9%
      10,859           Jardine Matheson Holdings, Ltd.       $    551,420
      16,529           Jardine Strategic Holdings, Ltd.           486,779
     335,000           Keppel Corp.                             2,538,244
     106,420           SM Investments Corp.                     1,390,312
                                                             ------------
                                                             $  4,966,755
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    17

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                  Industrial Machinery -- 1.5%
  9,000           Fanuc Corp.                                $  1,490,585
 62,000           Nabtesco Corp.                                1,386,602
 18,719           Stanley Black & Decker, Inc.                  1,195,208
                                                             ------------
                                                             $  4,072,395
-------------------------------------------------------------------------
                  Trading Companies & Distributors -- 0.2%
 45,500           Mitsui & Co., Ltd.                         $    678,974
                                                             ------------
                  Total Capital Goods                        $ 17,293,833
-------------------------------------------------------------------------
                  TRANSPORTATION -- 0.2%
                  Airport Services -- 0.2%
  6,266           Fraport AG Frankfurt Airport AG            $    399,072
                                                             ------------
                  Total Transportation                       $    399,072
-------------------------------------------------------------------------
                  AUTOMOBILES & COMPONENTS -- 1.7%
                  Auto Parts & Equipment -- 0.7%
 31,884           Autoliv, Inc.                              $  1,841,939
-------------------------------------------------------------------------
                  Automobile Manufacturers -- 1.0%
 15,385           Bayerische Motoren Werke AG                $  1,265,053
168,100           PT Astra International Tbk                    1,310,240
                                                             ------------
                                                             $  2,575,293
                                                             ------------
                  Total Automobiles & Components             $  4,417,232
-------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 1.1%
                  Apparel, Accessories & Luxury Goods -- 1.1%
 56,695           Burberry Group Plc                         $  1,231,059
  8,071           LVMH Moet Hennessy Louis Vuitton SA           1,357,975
 73,100           Prada S.p.A.*                                   366,526
                                                             ------------
                                                             $  2,955,560
                                                             ------------
                  Total Consumer Durables & Apparel          $  2,955,560
-------------------------------------------------------------------------
                  CONSUMER SERVICES -- 0.8%
                  Casinos & Gaming -- 0.8%
469,000           Galaxy Entertainment Group, Ltd.*(b)       $    974,442
367,200           Wynn Macau, Ltd. (b)                          1,051,749
                                                             ------------
                                                             $  2,026,191
                                                             ------------
                  Total Consumer Services                    $  2,026,191
-------------------------------------------------------------------------
                  MEDIA -- 0.3%
                  Cable & Satellite -- 0.3%
 39,131           Comcast Corp.                              $    917,622
                                                             ------------
                  Total Media                                $    917,622
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                       RETAILING -- 2.9%
                       Apparel Retail -- 0.7%
      15,182           Abercrombie & Fitch Co.               $  1,129,541
   4,010,000           Emperor Watch & Jewelry, Ltd.              671,069
                                                             ------------
                                                             $  1,800,610
-------------------------------------------------------------------------
                       Department Stores -- 0.3%
      87,296           Saks Holdings, Inc.*(b)               $    922,719
-------------------------------------------------------------------------
                       Distributors -- 0.7%
     986,000           Li & Fung, Ltd.                       $  1,929,302
-------------------------------------------------------------------------
                       General Merchandise Stores -- 0.2%
     793,500           Mitra Adiperkasa Tbk PT               $    441,456
-------------------------------------------------------------------------
                       Home Improvement Retail -- 0.2%
   1,341,500           Ace Hardware Indonesia Tbk            $    511,445
-------------------------------------------------------------------------
                       Specialty Stores -- 0.8%
     247,500           L'Occitane International SA           $    552,464
      19,287           Tiffany & Co.                            1,537,753
                                                             ------------
                                                             $  2,090,217
                                                             ------------
                       Total Retailing                       $  7,695,749
-------------------------------------------------------------------------
                       FOOD, BEVERAGE & TOBACCO -- 8.8%
                       Agricultural Products -- 0.3%
     160,000           Wilmar International, Ltd.            $    698,762
-------------------------------------------------------------------------
                       Distillers & Vintners -- 0.8%
      22,888           Diageo Plc                            $    483,322
      17,483           Pernod Ricard SA                         1,658,821
                                                             ------------
                                                             $  2,142,143
-------------------------------------------------------------------------
                       Packaged Foods & Meats -- 4.3%
      62,802           Campbell Soup Co. (b)                 $  2,088,167
      39,647           Kraft Foods, Inc.                        1,394,781
         161           Lindt & Spruengli AG                       499,836
      67,612           Nestle SA                                3,939,615
     919,000           PT Indofood Sukses Makmur Tbk              545,016
   3,814,000           Salim Ivomas Pratama Tbk PT*               521,315
   2,093,100           Universal Robina Corp.                   2,307,393
                                                             ------------
                                                             $ 11,296,123
-------------------------------------------------------------------------
                       Soft Drinks -- 1.0%
      41,038           Coca-Cola Co.                         $  2,803,716
-------------------------------------------------------------------------
                       Tobacco -- 2.4%
      68,886           Altria Group, Inc.                    $  1,897,809
         169           Japan Tobacco, Inc.                        856,148

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    19

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                       Tobacco -- (continued)
      52,077           Philip Morris International, Inc.     $  3,638,620
                                                             ------------
                                                             $  6,392,577
                                                             ------------
                       Total Food, Beverage & Tobacco        $ 23,333,321
-------------------------------------------------------------------------
                       HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                       Personal Products -- 0.4%
       9,472           Estee Lauder Co.                      $    932,518
                                                             ------------
                       Total Household & Personal Products   $    932,518
-------------------------------------------------------------------------
                       HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                       Health Care Equipment -- 0.1%
       3,892           Fresenius SE & Co., KG                $    386,403
                                                             ------------
                       Total Health Care Equipment &
                       Services                              $    386,403
-------------------------------------------------------------------------
                       PHARMACEUTICALS & BIOTECHNOLOGY -- 4.9%
                       Pharmaceuticals -- 4.9%
     138,966           Bristol-Myers Squibb Co.              $  4,389,936
      52,587           GlaxoSmithKline Plc                      1,187,669
      42,727           Johnson & Johnson, Inc.                  2,751,192
     102,585           Merck & Co., Inc.                        3,539,183
       6,451           Roche Holdings AG                        1,068,582
                                                             ------------
                                                             $ 12,936,562
                                                             ------------
                       Total Pharmaceuticals &
                       Biotechnology                         $ 12,936,562
-------------------------------------------------------------------------
                       BANKS -- 7.7%
                       Diversified Banks -- 7.7%
   1,900,380           Banco de Oro Unibank, Inc.            $  2,509,473
     309,700           Bangkok Bank PCL                         1,508,640
     904,100           Bank Mandiri Tbk                           730,225
     338,077           Bank of East Asia, Ltd. (b)              1,253,394
     902,980           Bank of Philippine Islands Co.           1,238,990
   1,772,500           Bank Rakyat Indonesia Tbk                1,351,525
   6,088,280           Industrial and Commercial Bank of
                       China, Ltd.*                             3,871,695
     519,882           Metropolitan Bank & Trust Co.              871,246
     179,694           Overseas-Chinese Banking Corp., Ltd.     1,215,176
     112,000           Public Bank Bhd                            463,625
      16,500           Royal Bank of Canada (b)                   812,011
     145,175           Standard Chartered Plc                   3,511,545
      85,146           United Overseas Bank, Ltd.               1,165,871
                                                             ------------
                                                             $ 20,503,416
                                                             ------------
                       Total Banks                           $ 20,503,416
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                       DIVERSIFIED FINANCIALS -- 2.3%
                       Asset Management & Custody Banks -- 0.5%
    234,423            Aberdeen Asset Management Plc         $    730,250
      6,885            Franklin Resources, Inc.                   734,148
                                                             ------------
                                                             $  1,464,398
-------------------------------------------------------------------------
                       Multi-Sector Holding -- 1.8%
    171,332            Ayala Corp.                           $  1,231,292
  3,442,000            First Pacific Co.                        3,615,602
                                                             ------------
                                                             $  4,846,894
                                                             ------------
                       Total Diversified Financials          $  6,311,292
-------------------------------------------------------------------------
                       INSURANCE -- 3.4%
                       Life & Health Insurance -- 0.5%
    136,500            Ping An Insurance (Group) Company of
                       China, Ltd.                           $  1,031,455
-------------------------------------------------------------------------
                       Multi-Line Insurance -- 1.1%
     27,691            Allianz AG                            $  3,130,876
-------------------------------------------------------------------------
                       Reinsurance -- 1.8%
      9,301            Muenchener Rueckversicherungs
                       Gesellschaft AG                       $  1,262,042
     65,835            Swiss Reinsurance, Ltd.*                 3,611,483
                                                             ------------
                                                             $  4,873,525
                                                             ------------
                       Total Insurance                       $  9,035,856
-------------------------------------------------------------------------
                       REAL ESTATE -- 1.5%
                       Diversified Real Estate Activities -- 0.4%
     98,550            Swire Pacific, Ltd.                   $  1,148,748
-------------------------------------------------------------------------
                       Industrial Real Estate Investment Trust -- 0.4%
    605,594            Ascendas Real Estate Investment Trust $    991,192
-------------------------------------------------------------------------
                       Real Estate Development -- 0.4%
  5,615,000            Bumi Serpong Damai PT                 $    583,541
 10,684,000            Megaworld Corp.                            471,113
                                                             ------------
                                                             $  1,054,654
-------------------------------------------------------------------------
                       Retail Real Estate Investment Trust -- 0.3%
    534,381            CapitaMall Trust                      $    799,972
                                                             ------------
                       Total Real Estate                     $  3,994,566
-------------------------------------------------------------------------
                       SOFTWARE & SERVICES -- 1.9%
                       Application Software -- 0.5%
     43,822            TIBCO Software, Inc.*                 $  1,266,018
-------------------------------------------------------------------------
                       IT Consulting & Other Services -- 0.4%
      6,040            IBM Corp.                             $  1,115,165
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    21

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                       Systems Software -- 1.0%
      43,808           Microsoft Corp.                       $  1,166,607
      46,563           Oracle Corp.                            1,525,870
                                                             ------------
                                                             $  2,692,477
                                                             ------------
                       Total Software & Services             $  5,073,660
-------------------------------------------------------------------------
                       TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                       Office Electronics -- 0.5%
      26,100           Canon, Inc.                           $  1,203,535
                                                             ------------
                       Total Technology Hardware &
                       Equipment                             $  1,203,535
-------------------------------------------------------------------------
                       TELECOMMUNICATION SERVICES -- 2.6%
                       Integrated Telecommunication Services -- 1.7%
      22,182           CenturyLink, Inc.                     $    782,137
     998,000           Singapore Telecommunications, Ltd.       2,541,812
      98,739           Windstream Corp.                         1,201,654
                                                             ------------
                                                             $  4,525,603
-------------------------------------------------------------------------
                       Wireless Telecommunication Services -- 0.9%
     893,699           Vodafone Group Plc                    $  2,494,171
                                                             ------------
                       Total Telecommunication Services      $  7,019,774
-------------------------------------------------------------------------
                       UTILITIES -- 1.9%
                       Independent Power Producer & Energy
                       Traders -- 0.9%
   8,370,100           Energy Development Corp.              $  1,197,552
   2,770,900           First Gen Corp.*                           904,678
                                                             ------------
                                                             $  2,102,230
-------------------------------------------------------------------------
                       Multi-Utilities -- 0.6%
      55,762           GDF Suez SA                           $  1,607,815
-------------------------------------------------------------------------
                       Water Utilities -- 0.4%
      79,089           Suez Environment SA                   $  1,260,229
                                                             ------------
                       Total Utilities                       $  4,970,274
-------------------------------------------------------------------------
                       TOTAL COMMON STOCKS
                       (Cost $139,744,916)                   $145,757,585
-------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------
                                          CORPORATE BONDS -- 12.9%
                                          ENERGY -- 3.2%
                                          Integrated Oil & Gas -- 2.0%
  3,323,000                   BBB-/Baa2   Lukoil International Finance BV, 7.25%,
                                          11/5/19                                   $  3,626,224

The accompanying notes are an integral part of these financial statements.


22    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                        Value
-------------------------------------------------------------------------------------------
                                          Integrated Oil & Gas -- (continued)
  1,385,000                     BBB-/A3   Petrobras International Finance,
                                          5.875%, 3/1/18                       $  1,481,950
                                                                               ------------
                                                                               $  5,108,174
-------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 1.2%
  1,173,000                    BBB/Baa1   Gaz Capital SA for Gazprom, 6.212%,
                                          11/22/16                             $  1,266,840
  1,653,000                    BBB/Baa1   Gazprom OAO Via Gaz Capital SA,
                                          6.51%, 3/7/22                           1,735,650
    350,000                      BB/Ba3   Whiting Petroleum, 6.5%, 10/1/18          364,875
                                                                               ------------
                                                                               $  3,367,365
                                                                               ------------
                                          Total Energy                         $  8,475,539
-------------------------------------------------------------------------------------------
                                          MATERIALS -- 2.1%
                                          Diversified Metals & Mining -- 0.2%
    230,000                   BBB+/Baa2   Xstrata Canada Corp., 7.25%,
                                          7/15/12                              $    238,354
-------------------------------------------------------------------------------------------
                                          Forest Products -- 0.5%
  1,000,000                      BB/Ba2   Smurfit Kappa Acquisitions, 7.75%,
                                          11/15/19                             $  1,434,019
-------------------------------------------------------------------------------------------
                                          Metal & Glass Containers -- 0.8%
  1,100,000                     BB+/Ba1   Ball Corp., 5.75%, 5/15/21           $  1,135,750
  1,000,000                      BB-/B1   Crown Cork and Seal Co., Inc.,
                                          7.375%, 12/15/26                        1,050,000
                                                                               ------------
                                                                               $  2,185,750
-------------------------------------------------------------------------------------------
                                          Paper Packaging -- 0.3%
  1,100,000                       BB/B1   Sealed Air Corp., 6.875%, 7/15/33    $    938,334
-------------------------------------------------------------------------------------------
                                          Paper Products -- 0.3%
    425,000                    BBB/Baa3   International Paper Co., 7.95%,
                                          6/15/18                              $    510,092
    250,000                    BBB/Baa3   International Paper Co., 5.25%,
                                          4/1/16                                    269,427
                                                                               ------------
                                                                               $    779,519
                                                                               ------------
                                          Total Materials                      $  5,575,976
-------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.2%
                                          Railroads -- 0.2%
    390,000                      BB/Ba3   Kansas City Southern Railway, 8.0%,
                                          6/1/15                               $    415,350
                                                                               ------------
                                          Total Transportation                 $    415,350
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    23

---------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                          Value
---------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.4%
                                          Housewares & Specialties -- 0.4%
  1,000,000                     BB-/Ba3   Reynolds Group Issuer, Inc., 7.875%,
                                          8/15/19                                $  1,045,000
                                                                                 ------------
                                          Total Consumer Durables & Apparel      $  1,045,000
---------------------------------------------------------------------------------------------
                                          MEDIA -- 0.1%
                                          Cable & Satellite -- 0.1%
    300,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%,
                                          2/14/14                                $    342,328
                                                                                 ------------
                                          Total Media                            $    342,328
---------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 0.5%
                                          Drug Retail -- 0.5%
    980,000                   BBB+/Baa2   CVS Caremark Corp., 6.125%,
                                          9/15/39                                $  1,190,232
                                                                                 ------------
                                          Total Food & Drug Retailing            $  1,190,232
---------------------------------------------------------------------------------------------
                                          FOOD, BEVERAGE & TOBACCO -- 0.2%
                                          Brewers -- 0.1%
    329,000                     A-/Baa1   Anheuser-Busch InBev Worldwide, Inc.,
                                          5.375%, 11/15/14                       $    370,140
---------------------------------------------------------------------------------------------
                                          Packaged Foods & Meats -- 0.1%
    266,000                    BBB/Baa1   WM Wrigley Jr Co., 3.7%, 6/30/14       $    274,730
                                                                                 ------------
                                          Total Food, Beverage & Tobacco         $    644,870
---------------------------------------------------------------------------------------------
                                          BANKS -- 4.4%
                                          Diversified Banks -- 2.5%
    500,000                     BBB+/A3   Bangkok Bank PCL/Hong Kong, 4.8%,
                                          10/18/20                               $    488,432
  1,675,000                     BBB+/A3   Bank of East Asia, Ltd., 6.125%,
                                          7/16/20                                   1,643,582
  1,000,000                       NR/A3   Industrial & Commercial Bank of China
                                          Asia, Ltd., 5.125%, 11/30/20                985,513
  2,654,000                        A/A2   Intesa Sanpaolo S.p.A., 6.5%,
                                          2/24/21                                   2,448,862
  1,100,000                      A+/Aa3   Societe Generale SA, 5.2%, 4/15/21        1,012,931
                                                                                 ------------
                                                                                 $  6,579,320
---------------------------------------------------------------------------------------------
                                          Regional Banks -- 1.9%
  2,000,000                    BBB/Baa3   PNC Financial Services, Inc., 6.75%,
                                          7/29/49                                $  1,999,720
  1,050,000                     BB+/Ba3   Regions Financial Corp., 5.75%,
                                          6/15/15                                   1,010,625

The accompanying notes are an integral part of these financial statements.


24    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

-----------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                            Value
-----------------------------------------------------------------------------------------------
                                          Regional Banks -- (continued)
  2,000,000                   BBB+/Baa1   State Street Capital Corp., 8.25%,
                                          1/29/49                                  $  2,003,400
                                                                                   ------------
                                                                                   $  5,013,745
                                                                                   ------------
                                          Total Banks                              $ 11,593,065
-----------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 0.2%
                                          Diversified Finance Services -- 0.2%
    300,000          7.60        BB-/NR   Queen Street II Capital, Ltd., Floating
                                          Rate Note, 4/9/14                        $    301,260
    250,000         10.88         NR/NR   Residential Reinsurance 2010, Ltd.,
                                          Floating Rate Note, 6/6/13                    256,325
                                                                                   ------------
                                                                                   $    557,585
                                                                                   ------------
                                          Total Diversified Financials             $    557,585
-----------------------------------------------------------------------------------------------
                                          INSURANCE -- 0.3%
                                          Reinsurance -- 0.3%
    500,000                     CCC+/NR   Montana Re, Ltd., 0.0%, 1/8/14 (e)       $    498,000
    250,000         14.64         B-/NR   Successor X, Ltd., Floating Rate Note,
                                          12/13/13                                      253,925
                                                                                   ------------
                                                                                   $    751,925
                                                                                   ------------
                                          Total Insurance                          $    751,925
-----------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                          Communications Equipment -- 0.1%
    375,000                    BBB/Baa2   Motorola, Inc., 5.375%, 11/15/12         $    387,635
-----------------------------------------------------------------------------------------------
                                          Electronic Components -- 0.1%
    150,000                    BBB/Baa2   Amphenol Corp., 4.75%, 11/15/14          $    160,629
-----------------------------------------------------------------------------------------------
                                          Office Electronics -- 0.1%
    230,000                   BBB-/Baa2   Xerox Corp., 4.25%, 2/15/15              $    242,530
                                                                                   ------------
                                          Total Technology Hardware &
                                          Equipment                                $    790,794
-----------------------------------------------------------------------------------------------
                                          SEMICONDUCTORS -- 0.0% (f)
  1,000,000                       NR/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14      $     91,630
                                                                                   ------------
                                          Total Semiconductors                     $     91,630
-----------------------------------------------------------------------------------------------
                                          TELECOMMUNICATION SERVICES -- 0.4%
                                          Integrated Telecommunication Services -- 0.4%
    500,000                   BBB+/Baa1   Bell Canada, 3.65%, 5/19/16              $    516,493
    350,000                   BBB+/Baa1   Bell Canada, 4.85%, 6/30/14                   374,094
    300,000          3.56     BBB-/Baa3   Qwest Corp., Floating Rate Note,
                                          6/15/13                                       301,500
                                                                                   ------------
                                                                                   $  1,192,087
                                                                                   ------------
                                          Total Telecommunication Services         $  1,192,087
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    25

-------------------------------------------------------------------------------------------------------------
                     Floating      S&P/Moody's
 Principal           Rate (d)      Ratings
 Amount ($)          (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.6%
                                                 Independent Power Producer & Energy
                                                 Traders -- 0.6%
           400,000                               BB/NR   East Lane Re, Ltd., 0.0%, 3/1/15 (e)    $    410,160
         1,000,000                               BBB+/Baa1   Southern Power Co., 5.15%, 9/15/41     1,046,865
                                                                                                 ------------
                                                                                                 $  1,457,025
                                                                                                 ------------
                                                 Total Utilities                                 $  1,457,025
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $33,960,391)                              $ 34,123,406
-------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AGENCY
                                                 OBLIGATIONS -- 6.1%
         4,002,375                               AA+/Aaa   U.S. Treasury Inflation Indexed Bonds,
                                                 0.125%, 4/15/16                                 $  4,192,800
         3,382,488                               AA+/Aaa   U.S. Treasury Inflation Indexed Bonds,
                                                 2.125%, 2/15/41                                    4,468,321
         2,090,200                               AA+/Aaa   U.S. Treasury Notes, 4.25%,
                                                 11/15/40                                           2,511,179
         1,969,800                               AA+/Aaa   U.S. Treasury Notes, 4.625%,
                                                 2/15/40                                            2,507,185
         1,932,800                               AA+/Aaa   U.S. Treasury Notes, 4.75%, 2/15/41      2,512,640
                                                                                                 ------------
                                                                                                 $ 16,192,125
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                 (Cost $14,815,386)                              $ 16,192,125
-------------------------------------------------------------------------------------------------------------
                                                 FOREIGN GOVERNMENT BONDS -- 9.6%
BRL      4,871,000                   BBB-/Baa2   Federal Republic of Brazil, 12.5%,
                                                 1/5/16                                          $  3,325,623
IDR 34,924,000,000                     BB+/Ba1   Indonesia Treasury Bond, 11.0%,
                                                 11/15/20                                           5,203,224
IDR 13,916,000,000                      NR/Ba1   Indonesia Treasury Bond, 8.25%,
                                                 7/15/21                                            1,793,011
EURO     2,285,000                     BBB+/Ba1  Ireland Government Bond, 4.5%,
                                                 4/18/20                                            2,513,223
3,023,000                                A+/A1   Israel Government International Bond,
                                                 5.125%, 3/26/19                                    3,378,704
NZD      2,080,000                     AA+/Aaa   New Zealand Government Bond, 5.0%,
                                                 3/15/19                                            1,759,336
NOK     17,400,000                     AAA/Aaa   Norway Government Bond, 3.75%,
                                                 5/25/21                                            3,408,135
PHP    117,273,443                      NR/Ba2   Philippine Government Bond, 6.375%,
                                                 1/19/22                                            2,888,376
         1,000,000                    BBB-/Ba1   Republic of Uruguay, 8.0%, 11/18/22                1,325,000
                                                                                                 ------------
                                                                                                 $ 25,594,632
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $24,491,690)                              $ 25,594,632
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
 Principal        Rate (d)      Ratings
 Amount ($)       (unaudited)   (unaudited)                                            Value
---------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.3%
                                              Municipal Higher Education -- 1.3%
 1,000,000                          AAA/Aaa   California Educational Facilities,
                                              5.25%, 4/1/40                            $  1,277,310
   390,000                          AAA/Aaa   Houston Higher Education Finance
                                              Corp., 5.0%, 5/15/40                          420,603
 1,000,000                          AAA/Aaa   Massachusetts Development Finance
                                              Agency, 5.0%, 10/15/40                      1,116,080
   500,000                          AAA/Aaa   New York State Dormitory Authority,
                                              5.0%, 10/1/41                                 553,365
                                                                                       ------------
                                                                                       $  3,367,358
---------------------------------------------------------------------------------------------------
                                              TOTAL MUNICIPAL BONDS
                                              (Cost $2,987,200)                        $  3,367,358
---------------------------------------------------------------------------------------------------
                                              SENIOR FLOATING RATE LOAN
                                               INTERESTS -- 0.6%**
                                              MATERIALS -- 0.1%
                                              Aluminum -- 0.1%
   248,125               3.75       BB-/Ba2   Novelis, Inc., Term Loan, 3/10/17        $    247,233
                                                                                       ------------
                                              Total Materials                          $    247,233
---------------------------------------------------------------------------------------------------
                                              CAPITAL GOODS -- 0.1%
                                              Building Products -- 0.1%
   248,750               4.00        BB-/B1   Armstrong World Industries, Inc., Term
                                              Loan B-1, 3/10/18                        $    246,729
                                                                                       ------------
                                              Total Capital Goods                      $    246,729
---------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Trucking -- 0.1%
   305,641               6.00         NR/B1   Swift Transportation Co., LLC, Term
                                              Loan, 12/21/16                           $    306,692
                                                                                       ------------
                                              Total Transportation                     $    306,692
---------------------------------------------------------------------------------------------------
                                              HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                              Health Care Services -- 0.1%
   236,222               4.75       BB-/Ba2   Gentiva Health Services, Inc., Term B-1
                                              Loan, 8/17/16                            $    212,009
                                                                                       ------------
                                              Total Health Care Equipment &
                                              Services                                 $    212,009
---------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 0.1%
                                              Data Processing & Outsourced Services -- 0.1%
   247,500               5.25      BBB-/Ba1   Fidelity National, Inc., Term B Loan,
                                              7/18/16                                  $    249,666
                                                                                       ------------
                                              Total Software & Services                $    249,666
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    27

--------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                         Value
--------------------------------------------------------------------------------------------
                                          TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                          Communications Equipment -- 0.1%
   348,250         5.00          BB/Ba2   CommScope, Inc., Term Loan, 1/14/18   $    346,944
                                                                                ------------
                                          Total Technology Hardware &
                                          Equipment                             $    346,944
--------------------------------------------------------------------------------------------
                                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                          (Cost $1,625,776)                     $  1,609,273
--------------------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------------------
                                          EXCHANGE TRADED FUNDS -- 11.0%
    28,600                        NR/NR   ETFS Palladiaum Trust                 $  1,706,124
   450,305                        NR/NR   Ishares Gold Trust                       7,551,615
    42,850                        NR/NR   iShares MSCI Canada Index Fund (b)       1,210,084
    66,578                        NR/NR   iShares MSCI Germany Index Fund (b)      1,412,119
    58,433                        B+/NR   iShares MSCI Singapore Index Fund          715,804
    11,050                        NR/NR   iShares MSCI South Korea Fund              612,170
    37,595                        B+/NR   iShares MSCI Taiwan Index Fund             486,667
   331,050                        NR/NR   PowerShares DB Agriculture              10,067,230
    22,200                        NR/NR   ProShares UltraShort Financial           1,357,530
    32,636                        NR/NR   S & P 500 Depository Receipt             4,094,186
                                                                                ------------
                                                                                $ 29,213,529
--------------------------------------------------------------------------------------------
                                          TOTAL EXCHANGE TRADED FUNDS
                                          (Cost $28,634,991)                    $ 29,213,529
--------------------------------------------------------------------------------------------
 Principal
 Amount ($)
--------------------------------------------------------------------------------------------
                                          TEMPORARY CASH INVESTMENTS -- 2.1%
                                          SECURITIES LENDING COLLATERAL -- 2.1% (c)
                                          Certificates of Deposit:
  189,577                                 Bank of Nova Scotia Houston, 0.32%,
                                          11/9/12                               $    189,715
  236,977                                 Dnb Nor Bank ASA NY, 0.22%,
                                          11/14/11                                   237,139
  213,393                                 JPMorgan Chase Bank NA, 0.43%,
                                          11/16/11                                   213,429
  165,939                                 National Australia Bank NY, 0.31%,
                                          1/9/12                                     166,000
  142,261                                 RaboBank Nederland, 0.34%, 4/2/12          142,299
  236,829                                 Skandinav Enskilda Bank NY, 0.33%,
                                          11/9/11                                    237,144
  237,022                                 Westpac Banking Corp., NY, 0.32%,
                                          12/6/11                                    237,143
                                                                                ------------
                                                                                $  1,422,869
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

----------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                           Value
----------------------------------------------------------------------------------------------
                                          Commercial Paper:
    75,860                                Commonwealth Bank of Australia,
                                          0.28%, 12/15/11                         $     75,860
   144,550                                Commonwealth Bank of Australia,
                                          0.39%, 2/23/12                               144,550
    26,064                                General Electric Capital Corp., 0.28%,
                                          11/21/11                                      26,089
   213,374                                Nestle Capital Corp., 0.19%,
                                          12/20/11                                     213,374
   189,613                                Nordea NA, 0.28%, 1/9/12                     189,613
   189,713                                Procter & Gamble, 0.14%, 11/3/11             189,713
    52,678                                Straight-a Funding LLC, 0.19%,
                                          12/9/11                                       52,678
   142,206                                Svenska HandelsBanken, 0.38%,
                                          10/5/12                                      142,286
    47,416                                Thunderbay Funding LLC, 0.22%,
                                          12/13/11                                      47,416
    94,838                                Thunderbay Funding LLC, 0.22%,
                                          12/5/11                                       94,838
   118,547                                Variable Funding Capital Co., LLC,
                                          0.21%, 12/7/11                               118,547
                                                                                  ------------
                                                                                  $  1,294,964
----------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements:
   474,287                                Merrill Lynch, Inc., 0.08%, dated
                                          10/31/11, repurchase price of
                                          $474,287 plus accrued interest on
                                          11/1/11 collateralized by the
                                          following:
                                            $443,256 Freddie Mac, 0.5-0.75%,
                                              2/15/13-3/28/13
                                            $40,167 Federal Home Loan Bank,
                                              0.0%, 11/4/11                       $    474,287
   614,505                                RBS Securities, Inc., 0.09%, dated
                                          10/31/11, repurchase price of
                                          $614,505 plus accrued interest on
                                          11/1/11 collateralized by $626,813
                                          US Treasury Note, 1.75%, 10/31/18            614,505
   592,858                                Barclays Capital Markets, 0.09%,
                                          dated 10/31/11, repurchase price of
                                          $592,858 plus accrued interest on
                                          11/1/11 collateralized by $604,716
                                          U.S. Treasury Notes, 3.125%,
                                          5/15/21                                      592,858

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    29

---------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
 Principal    Rate (d)      Ratings
 Amount ($)   (unaudited)   (unaudited)                                          Value
---------------------------------------------------------------------------------------------
                                          Tri-party Repurchase Agreements -- (continued)
  711,430                                 HSBC Plc, 0.09%, dated 10/31/11,
                                          repurchase price of $711,430 plus
                                          accrued interest on 11/1/11
                                          collateralized by the following:
                                            $378,582 Federal Home Loan Bank,
                                              0.12-5.625%, 2/27/12-8/15/24
                                            $347,093 Federal National Mortgage
                                              Association, 0.75-7.25%,
                                              12/18/13-11/15/30                  $    711,430
                                                                                 ------------
                                                                                 $  2,393,080
---------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------
                                          Money Market Mutual Funds:
  237,144                                 Blackrock Preferred Money Market
                                          Fund                                   $    237,144
  237,143                                 Fidelity Prime Money Market Fund            237,143
                                                                                 ------------
                                                                                 $    474,287
                                                                                 ------------
                                          Total Securities Lending Collateral    $  5,585,200
---------------------------------------------------------------------------------------------
                                          TOTAL TEMPORARY CASH INVESTMENTS
                                          (Cost $5,585,200)                      $  5,585,200
---------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 98.5%
                                          (Cost $251,845,550) (a)                $261,443,108
---------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND
                                          LIABILITIES -- 1.5%                    $  4,088,046
---------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%             $265,531,155
=============================================================================================

*    Non-income producing security.

NR   Not rated by either S&P or Moody's.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


The accompanying notes are an integral part of these financial statements.


30    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

(a) At October 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $253,885,813 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $11,359,671
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                             (3,802,375)
                                                                                   -----------
       Net unrealized gain                                                         $7,557,295
                                                                                   ==========

(b)  At October 31, 2011, the following securities were out on loan:

-------------------------------------------------------------------------------
   Shares          Security                                          Value
-------------------------------------------------------------------------------
   130,000         Bank of East Asia, Ltd.                           $  481,965
    26,600         Campbell Soup Co.                                    884,450
   234,000         Galaxy Entertainment Group, Ltd.*                    486,182
    41,200         iShares MSCI Germany Index Fund                      873,852
    31,000         iShares MSCI Canada Index Fund                       875,440
    10,000         Royal Bank of Canada                                 492,128
    66,400         Saks Holdings, Inc.*                                 701,848
   164,000         Wynn Macau, Ltd.*                                    469,736
-------------------------------------------------------------------------------
                   Total                                             $5,265,401
================================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(e) Security issued with a zero coupon. Income is recognized accretion of discount.

(f)  Amount rounds to less than 0.1%.


Principal amounts are denominated in U.S. Dollars unless otherwise noted:

BRL  Brazilian Real
EURO European Euro
IDR  Indonesian Rupiah
NOK  Norwegian Krone
NZD  New Zealand Dollar
PHP  Philippine Peso


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2011 aggregated $501,782,741 and $313,536,123, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed-income securities and senior loans as Level 2 and securities using fair value methods (other than prices supplied by independent pricing services, see Notes to Financial Statements -- Note 1A) are categorized as Level 3.

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    31

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund's assets:

------------------------------------------------------------------------------------------------------
                                         Level 1           Level 2           Level 3      Total
------------------------------------------------------------------------------------------------------
 Common Stocks                           $145,757,585      $       --        $ --         $145,757,585
 Corporate Bonds                                   --      34,123,406          --           34,123,406
 U.S. Government Agency Obligations                --      16,192,125          --           16,192,125
 Foreign Government Bonds                          --      25,594,632          --           25,594,632
 Municipal Bonds                                   --       3,367,358          --            3,367,358
 Senior Floating Rate Loan Interests               --       1,609,273          --            1,609,273
 Exchange Traded Funds                     29,213,529              --          --           29,213,529
 Temporary Cash Investments                        --       2,717,833          --            2,717,833
 Repurchase Agreements                             --       2,393,080          --            2,393,080
 Money Market Mutual Funds                    474,287              --          --              474,287
------------------------------------------------------------------------------------------------------
 Total                                   $175,445,401      $85,997,707       $ --         $261,443,108
======================================================================================================
 Other Financial Instruments*            $         --      $ (169,005)       $ --         $   (169,005)
======================================================================================================

* Other financial instruments include foreign exchange contracts.

The accompanying notes are an integral part of these financial statements.


32    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Statement of Assets and Liabilities | 10/31/11 (Consolidated)

ASSETS:
  Investment in securities (including securities loaned of
   $5,265,401) (cost $251,845,550)                                         $261,443,108
  Cash                                                                       12,717,220
  Foreign currencies, at value (cost $2,164,280)                              2,164,882
  Receivables --
   Investment securities sold                                                 1,187,946
   Fund shares sold                                                           5,791,289
   Dividends and interest                                                     1,623,727
   Due from Pioneer Investment Management, Inc.                                  66,271
  Other                                                                          26,625
---------------------------------------------------------------------------------------
     Total assets                                                          $285,021,068
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $ 12,657,530
   Fund shares repurchased                                                      951,428
   Forward foreign currency portfolio hedge contracts, open-net                 169,005
   Upon return of securities loaned                                           5,585,200
  Due to affiliates                                                              52,812
  Accrued expenses                                                               73,938
---------------------------------------------------------------------------------------
     Total liabilities                                                     $ 19,489,913
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $253,088,718
  Undistributed net investment income                                         5,589,336
  Accumulated net realized loss on investments and foreign currency
   transactions                                                              (2,529,883)
  Net unrealized gain on investments                                          9,597,558
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (214,574)
---------------------------------------------------------------------------------------
     Total net assets                                                      $265,531,155
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $87,316,524/7,761,331 shares)                          $      11.25
  Class C (based on $58,470,990/5,243,444 shares)                          $      11.15
  Class Y (based on $119,743,641/10,605,066 shares)                        $      11.29
MAXIMUM OFFERING PRICE:
  Class A ($11.25 [divided by] 95.5%)                                      $      11.78
=======================================================================================

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    33

Statement of Operations (Consolidated)

For the Year Ended 10/31/11

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $44,883)           $2,288,564
  Interest (net of foreign taxes withheld of $88,799)             2,935,893
  Income from securities loaned, net                                 40,889
--------------------------------------------------------------------------------------------
     Total investment income                                                      $5,265,346
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $1,133,634
  Transfer agent fees
   Class A                                                           44,803
   Class C                                                           14,985
   Class Y                                                            2,235
  Distribution fees
   Class A                                                          173,522
   Class C                                                          365,075
  Shareholder communications expense                                 85,092
  Administrative reimbursement                                       47,852
  Custodian fees                                                     69,353
  Registration fees                                                 101,248
  Professional fees                                                  60,509
  Printing expense                                                   26,545
  Fees and expenses of nonaffiliated trustees                         7,259
  Miscellaneous                                                       8,629
--------------------------------------------------------------------------------------------
     Total expenses                                                               $2,140,741
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                   (73,229)
--------------------------------------------------------------------------------------------
     Net expenses                                                                 $2,067,512
--------------------------------------------------------------------------------------------
       Net investment income                                                      $3,197,834
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                   $  (99,374)
   Futures contracts                                               (135,348)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  322,927       $   88,205
--------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                   $6,823,050
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (217,996)      $6,605,054
--------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                       $6,693,259
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $9,891,093
============================================================================================

The accompanying notes are an integral part of these financial statements.


34    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Statements of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------------
                                                                   Year Ended         Year Ended
                                                                   10/31/11           10/31/10
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  3,197,834       $   283,967
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                          88,205           (59,822)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                               6,605,054         2,777,930
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations            $  9,891,093       $ 3,002,075
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.08 and $0.00 per share, respectively)               $   (413,621)      $        --
   Class C ($0.05 and $0.00 per share, respectively)                   (137,785)               --
   Class Y ($0.09 and $0.00 per share, respectively)                   (274,466)               --
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $   (825,872)      $        --
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $276,104,863       $81,603,772
Reinvestment of distributions                                           555,232                --
Cost of shares repurchased                                         (102,595,276)       (2,204,732)
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                                  $174,064,819       $79,399,040
--------------------------------------------------------------------------------------------------
   Net increase in net assets                                      $183,130,040       $82,401,115
NET ASSETS:
Beginning of year                                                    82,401,115                --
--------------------------------------------------------------------------------------------------
End of year                                                        $265,531,155       $82,401,115
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  5,589,336       $   350,487
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    35

----------------------------------------------------------------------------------------------
                                     '11 Shares     '11 Amount      '10 Shares    '10 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                           8,959,304     $ 97,639,364    4,108,781     $42,265,753
Reinvestment of distributions            30,367          321,938           --              --
Less shares repurchased              (5,138,815)     (56,124,284)    (198,306)     (2,089,208)
----------------------------------------------------------------------------------------------
   Net increase                       3,850,856     $ 41,837,018    3,910,475     $40,176,545
==============================================================================================
Class C
Shares sold                           4,748,585     $ 51,465,394    1,982,270     $20,193,017
Reinvestment of distributions             6,749           71,421           --              --
Less shares repurchased              (1,489,322)     (15,887,461)      (4,838)        (49,193)
----------------------------------------------------------------------------------------------
   Net increase                       3,266,012     $ 35,649,354    1,977,432     $20,143,824
==============================================================================================
Class Y
Shares sold                          11,548,480     $127,000,105    1,872,143     $19,145,002
Reinvestment of distributions            15,257          161,873           --              --
Less shares repurchased              (2,824,439)     (30,583,531)      (6,375)        (66,331)
----------------------------------------------------------------------------------------------
   Net increase                       8,739,298     $ 96,578,447    1,865,768     $19,078,671
==============================================================================================

The accompanying notes are an integral part of these financial statements.


36    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Financial Highlights (Consolidated)

-------------------------------------------------------------------------------------------------------
                                                                                     5/3/10
                                                                      Year           (Commencement
                                                                      Ended          of Operations) to
                                                                      10/31/11       10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                 $ 10.63        $ 10.00(b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $  0.19        $  0.03
  Net realized and unrealized gain on investments, futures
    contracts and foreign currency transactions                          0.51           0.60
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $  0.70        $  0.63
 Distributions to shareowners:
  Net investment income                                                 (0.08)            --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $  0.62        $  0.63
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 11.25        $ 10.63
=======================================================================================================
 Total return*                                                           6.60%          6.30%***
 Ratio of net expenses to average net assets+                            1.20%          1.20%**
 Ratio of net investment income to average net assets+                   2.05%          1.44%**
 Portfolio turnover rate                                                  205%             8%***
 Net assets, end of period (in thousands)                             $87,317        $41,574
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                           1.24%          1.94%**
  Net investment income                                                  2.01%          0.69%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                           1.20%          1.20%**
  Net investment income                                                  2.05%          1.44%**
=======================================================================================================

(a) Class A shares were first publicly offered on May 3, 2010.
(b) Class A shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    37

-------------------------------------------------------------------------------------------------------
                                                                                     5/3/10
                                                                      Year           (Commencement
                                                                      Ended          of Operations) to
                                                                      10/31/11       10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                 $ 10.60        $ 10.00 (b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $  0.08        $  0.02
  Net realized and unrealized gain on investments, futures
    contracts and foreign currency transactions                          0.52           0.58
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $  0.60        $  0.60
 Distributions to shareowners:
  Net investment income                                                 (0.05)            --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $  0.55        $  0.60
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $ 11.15        $ 10.60
=======================================================================================================
 Total return*                                                           5.69%          6.00%***
 Ratio of net expenses to average net assets+                            2.00%          2.00%**
 Ratio of net investment income to average net assets+                   1.25%          0.67%**
 Portfolio turnover rate                                                  205%             8%***
 Net assets, end of period (in thousands)                             $58,471        $20,953
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                           2.00%          2.50%**
  Net investment income                                                  1.25%          0.17%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                           2.00%          2.00%**
  Net investment income                                                  1.25%          0.67%**
=======================================================================================================

(a) Class C shares were first publicly offered on May 3, 2010.
(b) Class C shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


38    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

-------------------------------------------------------------------------------------------------------
                                                                                     5/3/10
                                                                      Year         (Commencement
                                                                      Ended          of Operations) to
                                                                      10/31/11       10/31/10 (a)
-------------------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                 $  10.65        $ 10.00(b)
-------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                               $   0.15        $  0.05
  Net realized and unrealized gain on investments, futures
    contracts and foreign currency transactions                           0.58           0.60
-------------------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations             $   0.73        $  0.65
 Distributions to shareowners:
  Net investment income                                                  (0.09)            --
-------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                      $   0.64        $  0.65
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $  11.29        $ 10.65
=======================================================================================================
 Total return*                                                            6.89%          6.50%***
 Ratio of net expenses to average net assets+                             0.90%          0.90%**
 Ratio of net investment income to average net assets+                    2.35%          1.78%**
 Portfolio turnover rate                                                   205%             8%***
 Net assets, end of period (in thousands)                             $119,744        $19,875
 Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Net expenses                                                            0.98%          1.41%**
  Net investment income                                                   2.27%          1.26%**
 Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                            0.90%          0.90%**
  Net investment income                                                   2.35%          1.78%**
=======================================================================================================

(a) Class Y shares were first publicly offered on May 3, 2010.
(b) Class Y shares beginning capital was recorded on inception date at $10.00 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
*** Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    39

Notes to Financial Statements | 10/31/11 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Real Return Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on May 3, 2010. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
  (NYSE) is open, as of the close of regular trading on the NYSE. Senior


40    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11
   floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At October 31, 2011, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    41

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against


42    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11
   default. There were no contracts open at any month-end during the year ended October 31, 2011.


D. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


E. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   At October 31, 2011, the Fund had a net capital loss carryforward of $541,921, of which the following amounts will expire between 2018 and 2019 if not utilized: $53,013 in 2018 and $488,908 in 2019.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    43

   At October 31, 2011, the Fund reclassified $2,866,887 to increase undistributed net investment income, $2,553,860 to decrease accumulated net realized gain on investments and foreign currency transactions and $313,027 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   There were no distributions paid during the year ended October 31, 2010. The tax character of distributions paid during the year ended October 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                 2011       2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                               $825,872   $ --
   Long-term capital gain                                              --     --
--------------------------------------------------------------------------------
      Total                                                      $825,872     --
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at October 31, 2011:


--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $ 5,472,632
   Capital loss carryforward                                            (541,921)
   Unrealized appreciation                                             7,511,726
--------------------------------------------------------------------------------
      Total                                                          $12,442,437
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, the tax treatment on passive foreign investment company (PFIC) holdings, adjustments relating to catastrophe bonds and the mark-to-market of forward currency and future contracts.


F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $83,956 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2011.


G. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.


44    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


H. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

   The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund intends to gain exposure to commodity-related investments by investing in the Pioneer Cayman Commodity Fund, Ltd. (the Subsidiary), a foreign entity that will be treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    45

   Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, will be limited by tax considerations.

   The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.


I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


J. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


46    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

The Subsidiary has entered into a separate management contract with PIM, pursuant to which PIM manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays PIM a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20%, 2.10% and 0.90% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through March 1, 2013. Fees waived and expenses reimbursed during the year ended October 31, 2011 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $15,986 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2011, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $25,421
 Class C                                                                  20,278
 Class Y                                                                  39,393
--------------------------------------------------------------------------------
    Total:                                                               $85,092
================================================================================


             Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11  47

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,174 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,652 in distribution fees payable to PFD at October 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2011, CDSCs in the amount of $25,300 were paid to PFD.


5. Basis for Consolidation for the Pioneer Multi-Asset Real Return Fund

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010 and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by PIM. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2011, the Subsidiary represented approximately $20,503,402 or approximately 7.72% of the net assets of the Fund.


48    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

6. Forward Foreign Currency Contracts

At October 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2011 was $8,634,753. Open portfolio hedges at October 31, 2011 were as follows:



----------------------------------------------------------------------------------------------------
                             Net                                                       Net
                             Contracts to   In Exchange    Settlement                  Unrealized
 Currency                    deliver        For USD        Date         Value          Gain (Loss)
----------------------------------------------------------------------------------------------------
 EUR (European Dollar)        3,000,000      $4,082,934    11/30/11      $4,174,971      $92,037
 EUR (European Dollar)       (1,600,000)     (2,126,349)     1/3/12      (2,226,821)    (100,472)
 EUR (European Dollar)       (9,000,000)    (12,164,738)   12/30/11     (12,525,993)    (361,255)
 EUR (European Dollar)       (5,000,000)    $(7,160,690)   11/30/11     $(9,960,005)    $200,685
----------------------------------------------------------------------------------------------------
    Total                                                                              $(169,005)
====================================================================================================

At October 31, 2011, the Fund had no outstanding settlement hedges.


7. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended October 31, 2011, the Fund's expenses were not reduced under such arrangements.


8. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. At October 31, 2011, the Fund had no borrowings under this agreement.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    49

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2011 were as follows:

--------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as
 Hedging Instruments
 Under Accounting               Asset Derivatives 2011            Liabilities Derivatives 2011
 Standards Codification       --------------------------------------------------------------------
 (ASC) 815 (formerly FASB       Balance Sheet                     Balance Sheet
 Statement 133)                 Location            Value         Location             Value
--------------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables         $292,722      Payables*            $ (461,727)
--------------------------------------------------------------------------------------------------
    Total                                           $292,722                           $ (461,727)
==================================================================================================

* Foreign exchange contracts are shown as a net payable on the Statement of Assets and Liabilities.


The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011 was as follows:

-----------------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as                                                                           Change in
 Hedging Instruments                                                          Realized      Unrealized
 Under Accounting                                                             Loss on       Gain or (Loss)
 Standards Codification       Location of Gain or (Loss)                      Derivatives   on Derivatives
 (ASC) 815 (formerly FASB     on Derivatives Recognized                       Recognized    Recognized
 Statement 133)               in Income                                       in Income     in Income
-----------------------------------------------------------------------------------------------------------
 Index Futures                Net realized loss on futures contracts          $(135,348)

 Foreign Exchange Contracts   Net realized gain (loss) on forward foreign      $322,927
                              currency contracts and other assets and
                              liabilities denominated in foreign currencies

 Foreign Exchange Contracts   Change in unrealized gain (loss) on                           $(217,996)
                              forward foreign currency contracts and
                              other assets and liabilities denominated
                              in foreign currencies


50    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareowners of Pioneer Multi-Asset Real Return Fund
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer Multi-Asset Real Return Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VI), including the consolidated schedule of investments, as of October 31, 2011, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Real Return Fund at October 31, 2011, the consolidated results of their operations for the year ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.



                                                      /s/ Ernst & Young LLP


Boston, Massachusetts
December 23, 2011


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    51

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2011 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 7.24%.

The percentage of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 16.10%.


52    Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Fund's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


           Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11    53

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Trustee since 2006.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

Interested Trustees
--------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation                                                Held by this Trustee
--------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment         None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin, until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management
                            S.p.A. ("PGAM") (until April 2010); Director of PIOGLOBAL Real
                            Estate Investment Fund (Russia) (until June 2006); Director of
                            Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                            (since 2004); Director of Fiduciary Counseling, Inc.; President
                            and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
--------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);       None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of PGAM (2007 - 2010); Head of New Europe Division,
                            PGAM (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
--------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

54  Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Independent Trustees

----------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
----------------------------------------------------------------
David R. Bock (67)   Trustee          Trustee since 2006.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (63)    Trustee          Trustee since 2006.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.


Independent Trustees

------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly traded   (1985 - 2010); Director of
                     health care services company) (2004 - 2007); and Executive             Oxford Analytica, Inc. (2008
                     Vice President and Chief Financial Officer, Pedestal Inc. (internet-   - present); Director of The
                     based mortgage trading company) (2000 - 2002)                          Swiss Helvetia Fund, Inc.
                                                                                            (closed-end fund) (2010 -
                                                                                            present); and Director of
                                                                                            New York Mortgage Trust
                                                                                            (publicly traded mortgage
                                                                                            REIT) (2004 - 2009)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott
                     advisory firm) (1991 - present); Senior Managing Director, Brock       International, Inc. (2008 -
                     Capital Group, LLC (strategic business advisors) (2010 -               present); Director of
                     present); Managing Director, Federal Housing Finance Board             Discover Financial Services
                     (oversight of Federal Home Loan Bank system) (1989 - 1991);            (credit card issuer and
                     Vice President and Head of International Finance, Federal              electronic payment services)
                     National Mortgage Association (1988 - 1989); U.S. Alternate            (2007 - present); Former
                     Executive Director, International Monetary Fund (1984 - 1988);         Director of Briggs & Stratton
                     Executive Assistant to Deputy Secretary of the U.S. Treasury,          Co. (engine manufacturer)
                     U.S. Treasury Department (1982 - 1984); and Vice President             (2004 - 2009); Former
                     and Team Leader in Corporate Banking, Bankers Trust Co.                Director of UAL Corporation
                     (1976 - 1982)                                                          (airline holding company)
                                                                                            (2006 - 2010); Director of
                                                                                            ManTech International
                                                                                            Corporation (national

             Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11  55

-----------------------------------------------------------------------------------------------------------------------
                           Position Held   Length of Service                              Other Directorships
Name and Age               with the Fund   and Term of Office    Principal Occupation     Held by this Trustee
Mary K. Bush (continued)                                                                  security, defense, and
                                                                                          intelligence technology firm)
                                                                                          (2006 - present); Member,
                                                                                          Board of Governors,
                                                                                          Investment Company
                                                                                          Institute (2007 - present);
                                                                                          Member, Board of
                                                                                          Governors, Independent
                                                                                          Directors Council (2007 -
                                                                                          present); Former Director of
                                                                                          Brady Corporation (2000 -
                                                                                          2007); Former Director of
                                                                                          Mortgage Guaranty
                                                                                          Insurance Corporation
                                                                                          (1991 - 2006); Former
                                                                                          Director of Millennium
                                                                                          Chemicals, Inc. (commodity
                                                                                          chemicals) (2002 - 2005);
                                                                                          Former Director, R.J.
                                                                                          Reynolds Tobacco Holdings,
                                                                                          Inc. (tobacco) (1999 -
                                                                                          2005); and Former Director
                                                                                          of Texaco, Inc.
                                                                                          (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------

56  Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

--------------------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                             Other Directorships
Name and Age                Principal Occupation                                             Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard     Trustee, Mellon Institutional
                            University (1972 - present)                                      Funds Investment Trust and
                                                                                             Mellon Institutional Funds
                                                                                             Master Portfolio (oversaw
                                                                                             17 portfolios in fund
                                                                                             complex) (1989 - 2008)
-----------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The   None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance Research
                            Center (1990 - 1994)
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.           Director, Broadridge
                            (technology products for securities lending industry) (2008 -    Financial Solutions, Inc.
                            present); private investor (2004 - 2008); and Senior Executive   (investor communications
                            Vice President, The Bank of New York (financial and securities   and securities processing
                            services) (1986 - 2004)                                          provider for financial
                                                                                             services industry) (2009 -
                                                                                             present); and Director,
                                                                                             Quadriserv, Inc.
                                                                                             (2005 - present)
-----------------------------------------------------------------------------------------------------------------------


             Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11  57

--------------------------------------------------------------------------------
                           Position Held   Length of Service
Name and Age               with the Fund   and Term of Office
--------------------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee         Trustee since 2006.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
--------------------------------------------------------------------------------
Stephen K. West (83)       Trustee         Trustee since 2006.
                                           Serves until a successor
                                           trustee is elected or
                                           earlier retirement or
                                           removal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                           Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                              (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and member, Board of
                                                                                              Governors, Investment
                                                                                              Company Institute
                                                                                              (2000 - 2006)
--------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm) (1998 -         Director, The Swiss Helvetia
                           present); and Partner, Sullivan & Cromwell LLP (prior to 1998)     Fund, Inc. (closed-end
                                                                                              investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager)
                                                                                              (1997 - 2005)
--------------------------------------------------------------------------------------------------------------------------


58  Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

Fund Officers


--------------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
--------------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2006. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2006. Serves at
                                                   the discretion of the
                                                   Board.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                 Principal Occupation                                                 Held by this Officer
--------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since        None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and          None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
--------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of        None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
--------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and                 None
                             Controllership Services of Pioneer; Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; and Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager - Fund Accounting, Administration and        None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------------


             Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11  59

--------------------------------------------------------------------------------
                        Position Held         Length of Service
Name and Age            with the Fund         and Term of Office
--------------------------------------------------------------------------------
David F. Johnson (31)   Assistant Treasurer   Since 2009. Serves at
                                              the discretion of the
                                              Board.
--------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance      Since 2010. Serves at
                        Officer               the discretion of the
                                              Board.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                           Other Directorships
Name and Age            Principal Occupation                                               Held by this Officer
--------------------------------------------------------------------------------------------------------------------------
David F. Johnson (31)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
--------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
--------------------------------------------------------------------------------------------------------------------------


60  Pioneer Multi-Asset Real Return Fund | Annual Report | 10/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $84,486 in 2011 and $84,486 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended October
31, 2011 and 2010.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $16,580 for 2011 and $16,580 for 2010.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $16,580 in 2011 and $16,580 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2011

* Print the name and title of each signing officer under his or her signature.